                                                                   EXHIBIT 10.22

                            NOTE PURCHASE AGREEMENT



                           Dated as of August 3, 1994

                                     among

                                  Jetfax, Inc.

                                      and

                              the Investors Listed

                                 on Schedule A

                                 JETFAX, INC.
                                1376 WILLOW ROAD
                       MENLO PARK, CALIFORNIA  94025-1430


             10% Senior Secured Convertible Notes due July 31, 1995

                                                                  August 3, 1994


TO EACH OF THE PURCHASERS LISTED IN
     THE ATTACHED SCHEDULE A,
     AS AMENDED PURSUANT TO SECTION 2

Ladies and Gentlemen:

     Jetfax, Inc., a Delaware corporation (the "COMPANY"), agrees with you as follows:

     1. AUTHORIZATION OF NOTES. The Company will authorize the issuance and sale of up to $1,500,000 aggregate principal amount of its 10% Senior Secured Convertible Notes due July 31, 1995 (the "NOTES", such term to include any such notes issued in substitution therefor pursuant to section 12) to be substantially in the form of the Notes set out in Exhibit A, with such changes
                                                  ---------
therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in section 13; references to a "Schedule" or an "Exhibit" are unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

     2. SALE AND PURCHASE OF NOTES. The Company will issue and sell to you and, subject to the terms and conditions of this Agreement, you will purchase from the Company, at one or more of the Closings provided for in section 3 as specified in Schedule A, Notes in the principal amount specified opposite your name in Schedule A for purchase by you at such Closing or Closings at the
        ----------
purchase price of 100% of the principal amount thereof. The Company may sell Notes to other purchasers which are from time to time added to Schedule A at one
                                                               ----------
or more Closings. All such sales shall be subject to the prior approval of the Company, shall be made pursuant to the terms of this Agreement and shall occur at the respective Closing or Closings specified on Schedule A. As a condition
                                                   ----------
to such purchase all such other purchasers shall execute this Agreement and shall for all purposes be deemed to be a party hereto.

     3. CLOSINGS. The sales of the Notes to be purchased by you shall take place at the offices of Shartsis, Friese & Ginsburg, One Maritime Plaza, 18th Floor, San Francisco, California 94111, at 10:00 a.m., San Francisco time, or at such other time and place as you and the Company shall agree, (a) at a closing on August 3, 1994, or on such other business day thereafter as may be agreed upon by the Company and such of you as are to purchase Notes at such closing (the "FIRST CLOSING") and (b) at closings that may take place on such other business days thereafter as may be agreed upon by the Company and such of you as are to purchase Notes at each such closing (a "SUBSEQUENT CLOSING"; the First Closing and the Subsequent Closings are called individually a "CLOSING" and collectively the "CLOSINGS"). At each Closing at which you are to purchase Notes, the Company will deliver to you such Notes in the form of a single Note (or such greater number of Notes in denominations of at least $50,000 as you may request) dated the date of such Closing and registered in your name (or in the name of your nominee acting on your behalf), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor. If at any Closing at which you are to purchase Notes the Company shall fail to tender such Notes to you as provided above in this section 3, or any of the conditions specified in section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights you may have by reason of such failure or such nonfulfillment.

     4. YOUR CONDITIONS TO CLOSINGS. Your obligation to purchase and pay for the Notes to be sold to you at any Closing is subject to the fulfillment to your satisfaction, prior to or at such Closing, of the following conditions:

          4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement shall be correct when made and at the time of such Closing, except as affected by the consummation of such transactions.

          4.2 PERFORMANCE; NO DEFAULT. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at such Closing and at the time of such Closing no Event of Default shall have occurred and be continuing.

          4.3 OPINIONS OF COUNSEL. You shall have received from General Counsel Associates, counsel for the Company, a favorable opinion substantially in the form set forth in Exhibit B, addressed to you and dated the date of the
                         ---------
First Closing.

          4.4. PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

          4.5 SALE OF OTHER NOTES. Contemporaneously with such Closing the Company shall sell to each of you all of the Notes to be purchased at such Closing as specified in Schedule A, and, in the case of the Subsequent Closings,
                        ----------
the Company shall also have sold to you the Notes, if any, to have been purchased by each of you at each prior Closing as specified in Schedule A.
                                                               ----------

          4.6 AILICEC. The Company and Ailicec International Enterprises Limited, a Hong Kong corporation ("AILICEC"), shall have entered into the Purchase and Debt Restructuring

Agreement, dated as of August 3, 1994, relating to the shipment of units of the 8000-D model of plain paper facsimile machine, the repayment of $667,700 to Ailicec and the restructuring of all other amounts owed by the Company to Ailicec (the "Ailicec Agreement").

          4.7 INTERCREDITOR AGREEMENT. The Company, Ailicec and each of you shall have entered into an Intercreditor Agreement in the form set forth in Exhibit C (the "INTERCREDITOR AGREEMENT").
---------

          4.8 SECURITY AGREEMENT. The Company, Endeavor and each of you shall have entered into a Security Agreement in the form set forth in Exhibit D (the
                                                                ---------
"SECURITY AGREEMENT"). In connection therewith, the Company shall have delivered to you such financing statements as are necessary for you to perfect your security interest as set forth in the Security Agreement.

          4.9 WARRANTS. The Company shall have issued and delivered to you a Warrant in the form set forth in Exhibit E (collectively, the "WARRANTS") for
                                 ---------
an amount of shares of Common Stock of the Company equal to (a) if such Closing occurs on or before November 18, 1994, 40% of the principal amount of Notes purchased by you divided by $2.15, or (b) if such Closing occurs after November 18, 1994, 20% of the principal amount of Notes purchased by you divided by $2.15.

     5. THE COMPANY'S CONDITIONS TO CLOSINGS. The Company's obligation to deliver the Notes and the Warrants at each Closing is subject to the fulfillment to its satisfaction, prior to or at such Closing, of the following conditions:

          5.1 REPRESENTATIONS AND WARRANTIES. Your representations and warranties contained in this Agreement shall be correct when made and at the time of such Closing.

          5.2 SECURITY AND INTERCREDITOR AGREEMENTS. You shall have entered into the Security Agreement and Intercreditor Agreement.

     6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants as of the date hereof and as of the date of each Closing that:

          6.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets, to carry on its business as now and heretofore conducted, to issue and sell the Notes and to execute, deliver and carry out the terms of the Related Documents. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership of its properties or the nature of its business make such qualification necessary and where a failure to be so qualified would have a material adverse effect on the business, operations, prospects or condition, financial or otherwise, of the Company (the "CONDITION").

          6.2   CAPITALIZATION.

          (a)   Schedule 6.2 lists each class of capital stock of the Company
                ------------
and the number of shares outstanding and authorized for each class as of the date of this Agreement. All such shares were validly issued, are fully paid and nonassessable and have been issued in accordance with the registration or qualification provisions of the 1933 Act and any relevant state securities laws or pursuant to valid exemptions therefrom.

          (b)   Except as set forth in Schedule 6.2 and pursuant to the
                                       ------------
transactions contemplated by this Agreement, there are not on the date hereof authorized, outstanding or contemplated any subscriptions, options, conversion rights, warrants or other agreements, securities or commitments obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of capital stock of the Company, or any securities convertible into or exchangeable for shares of capital stock of the Company or obligating the Company to grant, extend or enter into any such agreement or commitment.

          6.3 SUBSIDIARIES. The Company does not directly or indirectly own any interest in any other corporation, partnership, joint venture or other business association or entity.

          6.4 EXECUTION AND BINDING EFFECT. The execution and delivery of the Related Documents and the consummation of the transactions contemplated hereby or thereby have been duly authorized by all necessary corporate action on the part of the Company. The Related Documents (except for the Related Documents that will be issued in the Subsequent Closings (the "SUBSEQUENT DOCUMENTS") have been duly executed and delivered by the Company and the Related Documents (other than such Subsequent Documents) constitute and the Subsequent Documents, upon due execution and delivery by the Company will constitute, legal, valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms. The Notes will be free of restrictions on transfer other than under applicable federal and state securities laws and as provided herein.

          6.5   AUTHORIZATION AND FILINGS. Except as set forth in Schedule 6.5,
                                                                  ------------
no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Authority or any other Person is required to be made or obtained by the Company in order to execute or deliver the Related Documents or to consummate the transactions contemplated hereby or thereby other than the filing of financing statements to perfect the security interests granted under the Security Agreement.

          6.6   ABSENCE OF CONFLICTS. Except as set forth in Schedule 6.6,
                                                             ------------
neither the execution and delivery of the Related Documents nor the consummation of the transactions contemplated hereby or thereby nor the performance of or compliance with the terms and conditions in the Related Documents will (a) violate any Law; (b) conflict with or result in a breach or violation of or a default or loss of benefit under or permit the acceleration of any obligation under any provision of the Certificate of Incorporation or Bylaws of the Company, or any agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound, or (c) except as provided in the Security Agreement, result in the creation or imposition of any Lien on any property or asset of the Company, in each case or in the aggregate which would have a material adverse effect on the Condition of the Company.

          6.7 SECURITY INTEREST. Upon the payment for the Notes, the filing of the UCC-1 financing statements referred to in the Security Agreement, the appropriate filings with the U.S. Patent and Trademark Office and the U.S. Copyright Office and the appropriate notice to Silicon Valley Bank, except to the extent permitted by the Security Agreement and this Agreement, the Security Agreement creates a valid first priority security interest and lien upon the collateral covered thereby, enforceable against the Company and all third parties and securing the payment of all obligations purported to be secured thereby; provided that you will not have a perfected security interest in any collateral which is not subject to the California Uniform Commercial Code pursuant to Section 9104 or that cannot be perfected by the filing of a UCC-1 financing statement that is specified in California Uniform Commercial Code
Section 9302 (other than accounts at Silicon Valley Bank and collateral covered by your filings with the U.S. Patent and Trademark Office and the U.S. Copyright Office as to which you will have a perfected security interest after taking appropriate action) (the "Nonperfected Collateral"), except to the extent that after the date hereof appropriate actions are taken that will perfect such security interests; provided, further, that such Nonperfected Collateral does not, individually or in the aggregate, constitute a material portion of the assets of the Company. Subject to the preceding sentence, such security interests will be perfected security interests subject to no prior security interests, claims, liens, or encumbrances.

          6.8 FINANCIAL STATEMENTS. The Company has furnished to you true and complete copies of the unaudited consolidated financial statements of the Company as at and for the year ended March 31, 1994 and the audited consolidated financial statements of the Company as at and for the years ended March 31, 1993, and March 31, 1992, (collectively, the "ANNUAL FINANCIAL STATEMENTS").
The Annual Financial Statements, including the related schedules and notes thereto, are in accordance with the books and records of the Company and were prepared in accordance with GAAP applied on a consistent basis (except as may be indicated in the notes thereto or reports thereon and except that the Annual Financial Statement for the year ended March 31, 1994, does not include notes thereto and may not have been prepared in accordance with GAAP in immaterial respects) and present fairly the financial position and the results of operations and changes in financial position of the Company as at the dates thereof and for the periods then ended. The Company has furnished to you unaudited financial statements of the Company as at and for the period ended June 30, 1994 (the "UNAUDITED FINANCIAL STATEMENTS"). The Unaudited Financial Statements are in accordance with the books and records of the Company and were prepared in accordance with GAAP in all material respects applied on a consistent basis (other than for the omission of notes thereto) and present fairly the financial position of and the results of operations and changes in financial position of the Company as at and for the period ended June 30, 1994.

          6.9 LIABILITIES. Except as provided for in the Annual Financial Statements or the Unaudited Financial Statements, or as set forth in the Schedules hereto, at the last day of the respective periods covered by the Annual Financial Statements and the Unaudited Financial Statements, there were no liabilities or obligations, whether accrued, absolute, contingent or otherwise, and whether due or to become due and whether or not required to be recorded or reflected on such financial statements ("LIABILITIES") other than Liabilities that are not individually or in the aggregate material to the Condition of the Company. The Company is not aware of any reasonable basis for the assertion against the Company of any other debt, duty, liability, obligation or loss contingency other than Liabilities that are not individually or in the aggregate material to the Condition of the Company.

          6.10 NO ADVERSE CHANGE. Except as otherwise permitted by this Agreement or as disclosed on any schedule hereto, since the date of the Unaudited Financial Statements, the Company has operated its business diligently and only in the ordinary course of business, and has not:

          (a) incurred any liabilities, other than in the ordinary course of business consistent with past practice;

          (b) suffered any material adverse change in the Condition of the Company other than the occurrence of operating losses or the occurrence of any event that is not inconsistent with past operating history of the Company;

          (c) sold, encumbered, assigned or transferred any assets or properties of the Company, other than in the ordinary course of business consistent with past practice;

          (d) as of the date of this Agreement, created, incurred, assumed or guaranteed any Indebtedness or subjected any of its assets to any Lien except for Indebtedness or Liens that are not, individually or in the aggregate, material to the Condition of the Company;

          (e) changed or amended its Certificate of Incorporation or Bylaws in any respect material to the holders of the Notes;

          (f) declared, set aside or paid any dividends or made any other distributions in cash or property on the Company's capital stock other than as permitted by the Ailicec Agreement;

          (g) directly or indirectly redeemed, purchased or otherwise acquired any shares of capital stock of the Company except for the repurchase of shares from employees in an amount not to exceed, in the aggregate, $25,000 and for the redemption of Performance Preferred Stock issued to Ailicec that is permitted by the Ailicec Agreement;

          (h) suffered any resignation or termination of employment of any key officers and, the Company, to the best of its knowledge, does not know of any impending resignation or termination of employment of any such key officers;

          (i) except in the ordinary course of the Company's business, materially increased the compensation payable or to become payable by the Company to any of its officers or directors or materially increased any bonus, insurance, pension or other employee benefit plan, payment or arrangement made by the Company for or with any such officers or directors;

          (j) entered into any agreement or commitment to do any of the things described in this section 6.10.

          6.11  TAXES.

          (a) The Company has filed on a timely basis, within the original filing period or any applicable extension period, all returns and reports of all Taxes, including, without limitation, federal income tax returns, withholding tax returns and declarations of estimated Tax and Tax reports, that are required to be filed with respect to the Company or its income, properties or operations, except where the failure to so file would not have a material adverse effect on the Condition of the Company. All information set forth in all returns and reports of all Taxes, including, without limitation, federal income tax returns, reports, notices, accounts and information is true, complete and accurate in all material respects. All Taxes required to be paid by the Company that are or were due and payable prior to the date hereof (without regard to whether such Taxes have been assessed) have been paid, except where the failure to so pay would not have a material adverse effect, individually or in the aggregate, on the Condition of the Company.

          (b) The Company has made adequate provisions in accordance with GAAP in the Unaudited Financial Statements for the payment of all Taxes for which the Company may be liable that were not yet due and payable as of the date of the Unaudited Financial Statements regardless of whether the liability for such Taxes is disputed.

          (c) There is no claim or assessment pending or, to the knowledge of the Company, threatened against the Company for any alleged deficiency in Taxes and the Company does not know of any pending audit or investigation with respect to any Tax liability (direct or indirect) of the Company for any period for an amount, individually or in the aggregate, in excess of $25,000. There are no agreements in effect to extend the period of limitations for the assessment or collection of any Tax for which the Company may be liable, and no requests for such agreements are pending.

          (d) The Company has in all material respects satisfied for all periods through the date hereof all federal, state, foreign and local withholding Tax requirements (including, without limitation, income, social security and employment Tax withholding for all types of compensation).

          6.12 TITLE TO PROPERTIES; ABSENCE OF ENCUMBRANCES. The Company has good and marketable title to or, in the case of leases and licenses, valid and subsisting leasehold interests or licenses in, all of its properties and assets of whatever kind (whether real or personal, tangible or intangible) free and clear of any Liens, except as set forth in Schedule 6.12, for Permitted Liens or as provided in the Security Agreement. All facilities, equipment and other material items of tangible property and assets owned by the Company are in good operating condition and repair, subject to normal wear and maintenance, are usable in the regular and ordinary course of business and conform to all applicable Laws relating to their construction, use and operation, except where such failure, individually or in the aggregate, would not have a material adverse effect on the Condition of the Company. No Person other than the Company owns any equipment or other tangible assets or property situated on the premises of the Company or necessary to the operation of the business of the Company, except for leased items, as to which leases, the Company is not in default thereof.

          6.13  PATENTS, TRADEMARKS AND COPYRIGHTS.

          (a) A list and brief description of all licenses, trademarks, service marks, trade names, logos, brands, copyrights, patents, franchises, and permits that are material to the Company's business, all applications for registration and registrations of such trademarks, service marks, copyrights, patents, franchises, and permits that are material to the Company's business, and all licenses, contracts, rights, and arrangements with respect to the foregoing that are material to the Company's business are set forth in Schedule
                                                                       --------
6.13 (the "INTELLECTUAL PROPERTY RIGHTS").
----
          (b)   Except as set forth in Schedule 6.13, the Company is the sole
                                       -------------
owner of the entire, unencumbered right, title and interest to all such Intellectual Property Rights free and clear of all Liens other than Permitted Liens, and all such Intellectual Property Rights are valid and enforceable.

          (c) The Company owns or possesses the right to use its Proprietary Technology, and all rights with respect to the foregoing, necessary for the conduct of its business as now and contemplated to be conducted, without any material conflict or infringement of the rights of others. The Company has maintained the confidentiality of the Proprietary Technology. Each engineer and officer of the Company (other than Eli Morowitz, the Chief Financial Officer) has executed a proprietary information and inventions agreement to protect the Company's rights to all Proprietary Technology.

          6.14  CONTRACTS.  Except as set forth Schedule 6.14, (a) the Material
                                                -------------
Contracts are valid and in full force and effect as to the Company and, to the best of the Company's knowledge, the other parties thereto; (b) the Company is not in violation of or default under its Certificate of Incorporation, Bylaws or any Material Contract, and no condition or event exists that after notice or lapse of time or both, would result in a breach or violation of, or a default or loss of benefit by the Company thereunder; (c) to the best of the Company's knowledge, none of the other parties to any Material Contract are in violation of or default under any Material

Contract in any material respect which would cause a material adverse effect on the condition; and (d) the Company has not received any notice of cancellation or any written communication threatening cancellation of any Material Contract by any party thereto. Schedule 6.13 lists all Material Contracts.
                      -------------

          6.15 MANUFACTURING AND MARKETING RIGHTS. Except for Material Contracts listed on Schedule 6.13, the Company has not granted rights to
                    -------------
manufacture, produce or assemble its products or use any of its Proprietary Technology to any other person except for grants that are not material to the Condition of the Company, and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture or assemble its products or any other products that utilize the Proprietary Technology.

          6.16 PERMITS; COMPLIANCE WITH LAWS. The Company has obtained and maintains in full force and effect all permits, licenses, consents, approvals, registrations, memberships, authorizations and qualifications under all applicable Laws, and with all applicable Authorities, required for the conduct by it of its business and the ownership or possession by it of its properties and assets, except to the extent the failure to so obtain and maintain would not have a material adverse effect, individually or in the aggregate, on the Condition of the Company. The Company is in compliance in all respects with all Laws applicable to it or to the conduct by it of its business or to its ownership and possession of its properties and assets, except where the failure to so comply, does not, individually or in the aggregate, have a material adverse effect on the Condition of the Company. All required reports and filings with Authorities have been properly made as and when required, except where the failure to report or file would not, individually or in the aggregate, have a material adverse effect on the Condition of the Company.

          6.17 RETURNS AND COMPLAINTS. The Company has received no customer complaints concerning alleged defects in its products (or the design thereof) that would materially adversely affect the Condition of the Company.

          6.18 EMPLOYEES. The Company is not bound by or subject to (and none of its asset or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any employees, representatives or agents of the Company. No strike or labor dispute involving the Company has ever occurred or been threatened.

          6.19  ERISA; EMPLOYEE BENEFITS.

          (a) The Company has not incurred any liability to the Pension Benefit Guaranty Corporation (the "PBGC") except for required premium payments, which payments have been paid when due. To the best of the Company's knowledge, no prohibited transactions or events have occurred which might give rise to any liability of the Company under Section 406 of ERISA or Section 4975 of the Code.

          (b) No ERISA Plan is a defined benefit plan, multi-employer plan or plan subject to the minimum funding standards of Section 412 of the Code (that is, a pension plan within the meaning of the Code).

          (c) No proceeding has been initiated by any Person (including the PBGC) to terminate any ERISA Plan.

          (d) With respect to each ERISA Plan, (i) all payments and contributions due from the Company to date have been made and all amounts properly accrued to date as liabilities of the Company that have not been paid have been properly reflected in the books of the Company, except for payments and contributions that are not, individually or in the aggregate, material to the Condition of the Company; (ii) to the best of the Company's knowledge, the Company has complied with, and each ERISA Plan conforms in form and operation to, all applicable laws and regulations applicable to the ERISA Plans, including, without limitation, ERISA and the Code except where the failure to so comply would not, individually or in the aggregate, have a material adverse effect on the Condition of the Company; and (iii) each ERISA Plan that is an employee pension benefit plan intended to qualify under Section 401 of the Code (that is, an ERISA Plan that is not a welfare plan) has received a favorable determination letter from the Internal Revenue Service with respect to such qualification, its related trust has been determined to be exempt from taxation under Section 501(a) of the Code, and nothing has occurred since the date of such letter that has adversely affected or is likely to adversely affect such qualification or exemption.

          (e) Each ERISA Plan maintained by the Company or for the benefit of the employees is listed in Schedule 6.19.
                           -------------

          6.20   ENVIRONMENTAL MATTERS.

          The Company is not aware of and has not received notice of any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans that might interfere with or prevent compliance or continued compliance in all material respects with any Environmental Law, or might give rise to any common law or legal liability, or otherwise form the basis of any claim, prosecution, action, demand, suit, arbitration, proceeding, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, chemical or industrial, toxic or hazardous substance or waste, the result of which would have a material adverse effect on the Condition of the Company.

          6.21   LITIGATION.  Except as set forth in Schedule 6.21, there are no
                                                     -------------
claims, prosecutions, actions, demands, suits, arbitrations, proceedings, hearings, studies, investigations or reviews pending or, to the best of the Company's knowledge, threatened against or affecting the Company, any ERISA
Plan or any of their respective properties or assets at law, in equity or otherwise, in, before or by any Authority, which, if resolved against the Company, individually or in the aggregate, would have a material adverse effect on the Condition of the Company or the transactions contemplated in the Related Documents. The Company does not know of any reasonably likely basis for any such claims, prosecutions, actions, demands, suits, arbitrations, proceedings, hearings, studies, investigations or reviews, which in the Company's judgement, is reasonably likely to have a material adverse effect on the Condition of the Company or the transactions contemplated in the Related Documents. Except as set forth in Schedule 6.21, there are no unsatisfied judgments or outstanding
             -------------
orders, injunctions, decrees, stipulations or awards of any Authority against the Company or against any of its properties or assets that, individually or in the aggregate, exceed $25,000 or are otherwise material to the Condition of the Company.

          6.22 INSURANCE. The assets, properties and operations of the Company are insured under various policies of general liability and other forms of insurance to the extent reasonably considered appropriate by the Company. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default or event which, after notice or lapse of time or both, would constitute a violation or default thereunder. Such policies or amounts reasonably believed by the Company to be adequate in relation to the business and assets of the Company and all premiums to date have been paid in full.

          6.23 NO MARGIN REGULATION VIOLATION. None of the transactions contemplated by the Related Documents will violate or result in a violation of
Section 7 of the Securities Exchange Act of 1934 or any regulations issued pursuant thereto, including, without limitation, Regulation G, Regulation T, Regulation X and Regulation U or any other regulation of the Board of Governors of the Federal Reserve System.

          6.24 BROKERS AND FINDERS. The Company has not employed any broker, finder, consultant or intermediary in connection with the transactions contemplated by the Related Documents that would be entitled to a broker's, finder's or similar fee or commission in connection therewith, except for Endeavor Capital Management.

          6.25   RELATED PARTY TRANSACTIONS.  Except as set forth on Schedule
                                                                     --------
6.25, to the best of the Company's knowledge no officer or director of the
----
Company or member of the immediate family of any of the foregoing:

          (a) owns or has owned, directly or indirectly, any interest in (except for less than one percent stock holdings for investment purposes in securities of publicly traded companies), or is an officer, director, employee or consultant of, any Person which is or was engaged in business as, a competitor, lessor, lessee, supplier or customer of the Company;

          (b) owns, directly or indirectly, as a whole or in part, any tangible or intangible property that the Company uses or contemplates using in the conduct of its business; or

          (c) has any cause of action or other claim whatsoever against, or owes any amount to, the Company, except for immaterial claims in the ordinary course of business such as for accrued vacation pay, accrued benefits under employee benefit plans, and medical, dental and other similar health benefit plans existing on the date hereof.

          6.26 RESERVATION OF SHARES. The Common Stock issuable on conversion of the Warrants has been duly and validly reserved for issuance and (assuming compliance by the holders thereof with the terms of the Warrant and payment by the holders thereof of the exercise price of that Warrant) on issuance in accordance with the terms of the Warrant will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under applicable Federal and state securities laws and as provided herein.

     7. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. This Agreement is made with you in reliance upon your representations to the Company, which by your acceptance hereof you confirm, represent and warrant, that:

         7.1 INVESTMENT INTENT. You are acquiring the Notes, the Warrants and the Common Stock issuable upon exercise of the Warrants (collectively, "SECURITIES") pursuant to this Agreement with your own funds for your own account and not as a nominee or agent. No one else has any interest, beneficial or otherwise, in any of the Securities to be purchased by you. Except as provided herein, you are not obligated to transfer any Securities to anyone else nor do you have any agreements or understandings to do so. You are purchasing the Securities for investment for an indefinite period and not with a view to the sale or distribution of any Securities, by public or private sale or other disposition, and you have no intention of selling, granting any participation in or otherwise distributing or disposing of any Securities. You do not intend to subdivide your purchase of Securities with anyone. Notwithstanding the foregoing, the disposition of your property shall be at all times within your own control, and that your right to sell or otherwise dispose of all or any part of the Securities purchased by you pursuant to an effective registration statement under the 1933 Act or under an exemption available from such registration available under the 1933 Act shall not be prejudiced; provided that you comply with section 12.14.

         7.2 NO PUBLIC OFFERING. You are able to bear the economic risk of your investment in the Securities. You are aware that you must be prepared to hold the Securities for an indefinite period and that the Securities have not been registered under the 1933 Act or registered or qualified under any state securities law, on the ground, among others, that no distribution or public offering of Securities is to be effected and Securities are being issued by the Company without any public offering within the meaning of Section 4(2) of the 1933 Act. You have had an opportunity to discuss the Company's business, management and financial affairs with its management. You are not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or any solicitation of a subscription by a person not previously known to you in connection with investments in securities generally.

          7.3 CERTIFICATES TO BE LEGENDED. You understand that each Note and Warrant will bear a legend on the face thereof (or on the reverse thereof with a reference to such legend on the face thereof) required by the Securities and Exchange Commission or a state securities commission.

          7.4 NOTES AND WARRANTS WILL BE "RESTRICTED SECURITIES". You understand that the Notes and Warrants will be "restricted securities" as that term is defined in Rule 144 under the 1933 Act and, accordingly, that the Notes and Warrants must be held indefinitely unless they are subsequently registered under the 1933 Act or an exemption from such registration is available. You understand and agree that the Company is not under any obligation to register Notes or Warrants under the 1933 Act or to comply with Regulation A or any other exemption and that Rule 144 is not currently available for sales of Notes and Warrants.

          7.5 ACCREDITED INVESTOR. You have been advised or are aware of the provisions of Regulation D under the 1933 Act relating to the accreditation of investors, and you are an "accredited investor" as defined in Regulation D under the 1933 Act.

          7.6 SOPHISTICATION OF THE PURCHASER. You have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of your investment contemplated by this Agreement and have the capacity to protect your own interests. You acknowledge that investment in the Securities is highly speculative and involves a substantial and high degree of risk of loss of your entire investment. You have adequate means of providing for current and anticipated financial needs and contingencies, are able to bear the economic risk for an indefinite period of time and have no need for liquidity of the investment in the Securities and could afford complete loss of such investment.

          7.7 BROKERS' FEES. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of you, except for Endeavor Capital Management.

     8. COVENANTS. The Company hereby covenants that so long as any Notes are outstanding:

        8.1 NOTICE.  The Company shall promptly give written notice to you of:

        (a) any litigation or administrative or regulatory proceeding affecting the Company where the amount claimed against the Company is $50,000 or more, or where the granting of the relief requested might have a material adverse effect on the Condition of the Company;

        (b) any Event of Default or any event which, upon giving of notice or lapse of time or both, would constitute an Event of Default;

        (c) any change in the location of any place of business of the Company or of the establishment of any new, or the discontinuation of any existing, place of business; and

        (d) any event that would cause Schedule 6.2 to be inaccurate in any
                                       ------------
material respect at any time after the date of this Agreement; and

        (e) entering into or committing to enter into any transaction that is material to the Condition of the Company, other than in the ordinary course of its business.

        8.2 FINANCIAL STATEMENTS. The Company shall deliver to you in form and detail satisfactory to you the following financial information:

        (a) INTERIM FINANCIAL STATEMENTS. As soon as available but no later than 30 days after the end of the first three fiscal quarters of each fiscal year of the Company, the Company shall deliver to you an unaudited balance sheet of the Company as of the end of such period and statements of income and cash flows for such period, and for that portion of the Company's financial reporting year ending with such period, prepared and attested by a responsible financial officer of the Company as being prepared in accordance with GAAP in all material respects (except for the omission of notes thereto) and as being complete and correct and fairly presenting the Company's financial condition and the results of the Company's operations. If any such interim financial statements are not prepared on a consistent basis, a note to that effect will be included therein.

        (b) ANNUAL AUDITED FINANCIAL STATEMENTS. As soon as available but no later than 120 days after the end of each financial reporting year, the Company shall deliver to you the Company's balance sheet as of the end of such year and statements of income and cash flows for such year, with notes to each, all in reasonable detail and prepared in accordance with GAAP, setting forth in comparative form corresponding figures for the preceding fiscal year, certified by a nationally recognized independent certified public accountant whose report in connection therewith shall not have been a qualified report, or contain a disclaimer because of a restricted or a limited examination by such accountant of any material portion of the Company's records. If any such annual audited financial statements are not prepared on a consistent basis, a note to that effect will be included therein.

        8.3 ACCESS. The Company shall permit Endeavor Capital or such other persons as a Majority of the Investors may designate to visit and inspect any of the properties of the Company, to examine its books and records and take copies and excerpts therefrom and to discuss its affairs with its officers, employees and independent accountants during normal working hours on Business Days following reasonable notice. Any such person provided access shall be required to sign a confidentiality agreement containing such terms as are reasonable and customary.

        8.4 PAYMENT OF TAXES. The Company shall pay or otherwise discharge all Taxes, assessments and other governmental charges or levies imposed upon it or any of its properties or income on or prior to the date on which penalties attach thereto.

        8.5 FINANCIAL ACCOUNTING PRACTICES. The Company shall make and keep books, records and accounts, and maintain a system of internal accounting controls in accordance with GAAP.

        8.6 CONTRACTS. The Company shall comply with all agreements or instruments to which it is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound; provided that the Company shall not be deemed to be in violation of this section 8.6 as a result of any failure to comply which would not have a material adverse effect on the Condition of the Company or on the ability of the Company to perform its obligations under the Related Documents.

        8.7 EXISTENCE. The Company shall maintain and preserve its existence, present form of business, and all rights (including, without limitation, Intellectual Property Rights), privileges and franchises necessary or desirable in the normal course of its business, and keep all of its property in good working order and condition, ordinary wear and tear excepted, except where the same would not have a material adverse effect on the Condition of the Company.

        8.8 COMPLIANCE WITH LAWS. The Company shall comply in all material respects with all Laws to which it or its properties or assets is or may become subject.

        8.9 INDEBTEDNESS. The Company shall not incur any Indebtedness, except for the following:

        (a) the acquisition of supplies or inventory on normal trade credit in the ordinary course of the Company's business;

        (b) Indebtedness with respect to letters of credit issued in favor of Ailicec or Xerox Corporation;

        (c) the Notes;

        (d) short-term commercial borrowing, including factoring arrangements, in an amount not to exceed the lesser of (i) $500,000, (ii) 1.2 times the principal amount and accrued interest outstanding under the Notes and (iii)
0.5 times the amount of collectible accounts receivable of the Company (as determined in accordance with GAAP);

        (e) Indebtedness incurred on commercially reasonable terms to purchase or lease equipment at its fair market value in the ordinary course of the Company's business; and

        (f) extensions, renewals and replacements of any of the foregoing Indebtedness or Indebtedness reflected on the Unaudited Financial Statements; provided, however, (i) any such
--------  -------
extension, renewal or replacement obligation shall be on terms at least as favorable to the Company as the obligation being extended, renewed or replaced, and (ii) the amount so extended, renewed or replaced shall be in an amount not greater than the amount of the obligation extended, renewed or replaced.

        8.10 LIENS. The Company shall not create, incur, assume or permit to exist any Lien, on any of its property, except Permitted Liens.

        8.11 LOANS. The Company shall not lend any money, make any advances or extend any credit to any Person or assume, guarantee, endorse or otherwise become liable with respect to the obligations of any Person other than in the ordinary course of its business.

        8.12 SIGNIFICANT TRANSACTIONS. The Company shall not change its name, liquidate or dissolve, or enter into any consolidation, merger or partnership; acquire all or substantially all of the business or assets of any Person (whether through stock or asset purchase or otherwise); prepay any Indebtedness that exceeds $25,000, other than to Ailicec or to holders of the Notes, or reorganize, reclassify or recapitalize its capital stock; transfer, lease or otherwise dispose of all or any substantial part of its assets or the Proprietary Technology.

        8.13 TRANSACTIONS WITH AFFILIATES. Except for normal employment relationships, transactions with Ailicec and transactions specified on Schedule
                                                                       --------
6.25, the Company shall not enter into or carry out any transaction with
----
(including, without limitation, purchasing property or services from, selling property or services to or providing any guarantees or loans to) any Affiliate, unless such transaction is on fair and reasonable terms no less favorable to the Company than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate.

        8.14 WARRANTS. If all amounts owed by the Company to you or your assigns under any Note issued to you are not repaid within six months after the date such Note is issued, the Company shall issue and deliver a Warrant to you, or your permitted assigns, as the case may be, on the last day of each month thereafter, for as long as any amount under each Note remains outstanding, for an amount of shares of Common Stock of the Company equal to 2% of the principal amount of that Note outstanding at that time divided by $2.15.

        8.15 REGISTRATION RIGHTS.

        (a)  Form S-3.
             --------

             (i) If any Holder or Holders holding Warrants or Registrable Securities that in the aggregate is not less than 25% of the Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed

     $500,000, and the Company is then entitled to use Form S-3 under applicable Commission rules to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one registration pursuant to this section 8.15(a) in any 6 month period. The substantive provisions of section 8.15(c) shall be applicable to each registration initiated under this section 8.15(a).

               (ii) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this section 8.15(a): (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act; (ii) if the Company, within 10 days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within 90 days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration that is not appropriate for the registration of Registrable Securities); (iii) during the period starting with the date 60 days prior to the Company's estimated date of filing of, and ending on the date 6 months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 120 days from the receipt of the request to file such registration by such Holder.

        (b) Optional Registrations.  If at any time or times after the Closing,
            ----------------------
the Company shall determine to register any of its securities (for itself or for any other securities holder of the Company) under the 1933 Act or any successor legislation (other than a registration relating to stock option plans, employee benefit plans or a Rule 145 transaction), and in connection therewith the Company may lawfully register its Common Stock, the Company will promptly give written notice thereof to the then Holders of all issued or issuable Registrable Securities. The Company shall use its best efforts (i) to include in such registration all Registrable Securities that such Holders may request in a writing delivered to the Company within 15 days after receipt by such Holder of the notice given by the Company, (ii) to effect such registration under the 1933 Act and (iii) to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may request; provided, however, if the
                                                    --------  -------
managing
underwriter for the Company advises the Company in writing that including all or part of the Registrable Securities in such offering will adversely affect the marketing of the proposed offering, then, in connection with any such underwritten offering by the Company of any of its securities, such registration of Registrable Securities shall be limited to not less than 5% of the total number of shares to be sold in the case of an initial public offering of the Company's securities, and 10% of the total number of shares to be sold in the case of a subsequent offering; further provided, however, that such limitation shall be imposed upon the Holders and other holders of Common Stock having similar registration rights to those of the Holders pro rata on the basis of the total number of (i) shares of Registrable Securities owned by the requesting Holders and (ii) shares of Common Stock owned, or obtainable by them upon the exercise of rights with respect to other securities, by such other requesting holders. In the event of such limitation, shares of persons not having similar registration rights will not be included in such registration. Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this section 8.15(b) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act. The
Company shall have the right to select the managing underwriter or underwriters for any underwritten offering made pursuant to a registration under this section 8.15. Subject to the foregoing, if such proposed registration is in connection with an underwritten offering of Common Stock, upon request of any Holder, the Company shall use its reasonable efforts to cause the managing underwriter therefor to include in such offering the Registrable Securities as to which the Holder requests such inclusion, on terms and conditions comparable to those of the securities offered on behalf of the Company.

        (c) Expenses of Registration.  All expenses of the registration and
            ------------------------
offering incurred in connection with any registration pursuant to this section
8.15 shall be borne by the Company, except that the Holders shall bear underwriting commissions and discounts attributable to their Registrable Securities being registered and the fees and expenses of separate counsel, if any, for such Holders; and provided, however, a proportionate share of the expenses of the registration and offering incurred in connection with any registration pursuant to this section 8.15 after the third such registration shall be borne pro rate by the Holder or Holders requesting the registration on the basis of the ratio of the number of their shares so registered to the total number of the shares included in such registration.

        (d) Transfer of Registration Rights.  The rights to cause the Company to
            -------------------------------
register securities granted Holders under this section 8.15 may be assigned to a transferee or assignee in connection with any transfer or assignment of Warrants or Registrable Securities by any Holder provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires at least 5,000 shares of the Registrable Securities or Warrants representing at least 5,000 shares of the Registrable Securities (in each case appropriately adjusted for recapitalizations or stock splits).

        (e) Standoff Agreement.  The Holders shall, if requested by the managing
          ------------------
underwriter or underwriters of any proposed firm underwritten offering of securities by the Company, agree not to sell any of their Registrable Securities or any other securities of the Company owned by such Holders in any transaction other than pursuant to such underwritten offering for a period of up to 180 days beginning on the effective date of the registration statement, provided that the Company's officers and directors and each holder of 10% or more of the Company's issued and outstanding Common Stock also agree to such limitations. The Holders shall, upon request, execute a written agreement confirming and agreeing to the foregoing.

        (f) Registration Indemnification. In the event of any registration
            ----------------------------
under the 1933 Act of Registrable Securities of any Holder pursuant to this section 8.15, the Company will hold harmless such Holder and each underwriter of such securities and each other person, if any, who controls such Holder or such underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities to which such Holder or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement, or any preliminary prospectus or final prospectus or amendment or supplement thereto on the effective date thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse such Holder and each such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or any preliminary prospectus or final prospectus or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder or such underwriter specifically for use in the preparation thereof.

          It shall be a condition precedent to the obligation of the Company to include in any registration statement any Registrable Securities then held by a Holder that the Company shall have received an undertaking satisfactory to it and its counsel from each Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the 1933 Act, with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company through an instrument duly executed by the Holder specifically for use in the preparation of such registration statement, preliminary prospectus or final prospectus or such amendment or supplement thereto.

          Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of these provisions, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the defense thereof.

        (g) Rule 144 Undertakings.  At any time and from time to time after the
            ---------------------
expiration of 90 days following the earlier of the close of business on such date as (i) a registration statement filed by the Company under the 1933 Act becomes effective or (ii) the Company registers a class of securities under section 12 of the Securities Exchange Act of 1934, as amended, the Company shall use its best efforts to make publicly available and available to the Holders, pursuant to Rule 144 of the Commission under the 1933 Act, such information as is necessary to enable the Holders to make sales of Registrable Securities pursuant to that Rule and the Company shall use its best efforts to timely file with the Commission all documents and reports required of the Company under the Securities Exchange Act of 1934. The Company shall furnish to any Holder upon request (after the preceding sentence shall have become applicable), a written statement executed by the Company as to compliance with the current public information requirements of Rule 144.

        (h) Information, Documents, Etc. The Company agrees that it will
            ----------------------------
furnish to the Holders the number of prospectuses, offering circulars or other documents, or any amendments or supplements thereto, incident to any registration, qualification or compliance referred to in this section 8.15 as the Holders from time to time may reasonably request.

        (i) Cooperation.  In connection with any registration of Common Stock
            -----------
pursuant to this section 8.15, the Company agrees to:

            (i) enter into such customary agreements (including, in the event of any underwritten public offering, an underwriting agreement containing such terms and provisions, as are customarily contained in underwriting agreements for comparable offerings and, if no underwriting agreement is entered into, an indemnification agreement on such terms as is customary in transactions of such nature) and take all such other actions as the Holders or the underwriters, if any, participating in such offering and sale may reasonably request in order to expedite or facilitate such offering and sale;

            (ii) furnish, at the request of the Holders or any underwriters participating in such offering and sale, (i) a comfort letter or letters, dated the date of the final prospectus with respect to the Common Stock registered and/or the date of the closing for the sale of the Common Stock from the independent certified public accountants of the Company and addressed to the Holders and any underwriters participating in such offering and sale, which letter or letters shall be in form and substance as is customarily given by independent certified public accountants, and (ii) an opinion, dated the date of the closing for the sale of the Common Stock, of the counsel representing the Company with respect to such offering and sale addressed to the Holders and any such underwriters, which opinion shall be in form and substance as is customary in transactions of a similar nature for similar entities;

            (iii) make available for inspection by the Holders and the underwriters, if any, participating in such offering and sale (which inspecting underwriters shall, if reasonably possible, be limited to any manager or managers for such participating underwriters), one counsel for the Holders and any such underwriters, taken together, and one accountant or accounting firm retained by the Holders and any such underwriters, taken together, all financial and other records, corporate documents and properties of the Company, and supply such additional information, as they shall reasonably request; provided that any such party shall keep the
                               --------
     contents thereof confidential in the manner prescribed by a confidentiality agreement containing customary terms to be executed by the persons who are provided such access.

        (j) Action to Suspend Effectiveness; Supplement to Registration
            -----------------------------------------------------------
Statement. In connection with any registration of Common Stock pursuant to
---------
this Section 8.15:

            (i) The Company will notify the Holders and their counsel promptly of (i) any action by the Commission to suspend the effectiveness of the registration statement covering the Common Stock requested to be registered or the institution or threatening of any proceeding for such purpose (a "STOP ORDER") or (ii) the receipt by the Company of any notification with respect to the suspension of the qualification of the Common Stock requested to be registered for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Immediately upon receipt of any such notice, the Holders shall cease to offer or sell any Common Stock pursuant to the registration statement in the jurisdiction to which such Stop Order or suspension relates. The Company will use all reasonable efforts to prevent the issuance of any such Stop Order or the suspension of any such qualification and, if any such Stop Order is issued or any such qualification is suspended, to obtain as soon as possible the withdrawal or revocation thereof, and will notify the Holders and their counsel at the earliest practicable date of the date on which the Holders may offer and sell Common Stock pursuant to the registration statement.

            (ii) For as long as sales of Registrable Securities are permitted pursuant to a registration statement filed pursuant to this section 8.15, the Company will notify the Holders and their counsel promptly of the occurrence of any event or the existence of any state of facts that, in the judgment of the Company, should be set forth in such registration statement. Immediately upon receipt of such notice, the Holders shall cease to offer or sell any Common Stock pursuant to such registration statement, cease to deliver or use such registration statement and, if so requested by the Company, return to the Company, at its expense, all copies (other than permanent file copies) of such registration statement. The Company will, as promptly as practicable, take such action as may be necessary to amend or supplement such registration statement in order to set forth or reflect such event or state of facts. The Company will furnish copies of such proposed amendment or supplement to the Holders and their counsel.

     9. TERMS OF NOTES.

          9.1 PREPAYMENT. The Company shall have the right, at any time and from time to time to prepay all or any portion of the amount due under the Notes without premium or penalty, so long as any amount prepaid is applied first to reduce accrued interest. The aggregate principal amount of each partial prepayment of Notes shall be allocated among the holders of Notes then outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts of Notes outstanding, with adjustments, to the extent practicable, to compensate for any prior prepayments not made in exactly such proportion.

          9.2 CONVERSION.

          (a) The Company intends to issue shares of its Series F Preferred Stock (the "SERIES F PREFERRED STOCK" prior to the maturity of the Notes (the "EQUITY CLOSING"). The Company will notify you in writing at least 30 days prior to the issuance and sale of such Series F Preferred Stock of the price per share of Series F Preferred Stock (the "PURCHASE PRICE") and the proposed closing date therefor.

          (b) You may elect to convert all or part of the unpaid principal balance and accrued interest under the Notes held by you into that number of whole, fully paid and nonassessable shares of Series F Preferred Stock that equals the sum of such unpaid principal balance or accrued interest to be converted divided by the Purchase Price. You may make such election by notifying the Company in writing of the amount of unpaid principal balance or accrued interest that you would like to convert and the number of shares of Series F Preferred Stock to be issued to you within 15 days after your receipt of notice of the proposed issuance of the Series F Preferred Stock pursuant to section 9.2(a). In connection with such election or decision to make such election, upon your request, the Company shall deliver drafts of all agreements and documents to be delivered by or to the holders of the Series F Preferred Stock in connection with the Equity Closing as they become available (the "EQUITY DOCUMENTS").

          (c) Before you shall be entitled to convert any Notes into Series F Preferred Stock, you must surrender such Notes, duly endorsed for cancellation, to the Company and agree to become a party to and bound by the Equity Documents. The Company, shall, as soon as practical thereafter, issue and deliver to you, or your nominee or nominees (acting on your behalf), a certificate for the number of full shares of Series F Preferred Stock to which you shall be entitled and, in the case of a partial conversion, a new Note representing the remaining unpaid principal balance thereunder.

          (d) The conversion shall be deemed to have been made as of the Equity Closing Date, and the Person or Persons entitled to receive the Series F Preferred Stock issuable on such conversion shall be treated for all purposes as the recordholder or holders of such Series F Preferred Stock on such date and shall become a party to and be bound by all Equity Documents.

          (e) No fractional share shall be issued on conversion of the Notes, but in lieu thereof, upon conversion of the remaining unpaid principal balance and accrued interest under the Notes held by you, the Company shall pay to you an amount in cash equal to such fraction multiplied by the Purchase Price. On conversion of any Note the Company shall pay any and all applicable issuance taxes that may be payable in respect of any issuance or delivery of shares of Series F Preferred Stock on such conversion. The Company shall not, however, be required to pay, and you shall pay, any tax that may be payable in respect of any transfer involved in the issuance and delivery of shares of Series F Preferred Stock in a name other than your name (if such transfer is permitted as provided herein), and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the satisfaction of the Company that such tax has been paid.

          10. EVENTS OF DEFAULT AND REMEDIES

              10.1 EVENTS OF DEFAULT. Any one or more of the following shall constitute an "EVENT OF DEFAULT":

              (a) the Company defaults in the payment of any principal or interest due under any Note when the same shall have become due and such default shall continue unremedied for more than 5 days in the case of principal due or 15 days in the case of interest due;

              (b) the Company fails to observe or perform any covenant, condition or agreement in any of the Related Documents other than as set forth in section 10.1(a), which is not remedied within 30 days after you notify the Company that such failure has occurred; provided that such 30 day period shall be reduced by the number of days in excess of 10 days that any senior officer of the Company knew of such failure, but shall in no event be reduced to less than 20 days;

              (c) any representation or warranty made by the Company in this Agreement shall prove to have been false, incorrect, incomplete or misleading in any material respect when made or deemed made, such representation or warranty continues to be material and the Company shall fail to correct the fact or circumstance which made such representation or warranty false, incorrect, incomplete or misleading within 30 days after you notify the Company of such misrepresentation; provided that such 30 day period shall be reduced by the number of days in excess of 10 days that any senior officer knew the information that caused such representation or warranty to be false, incorrect, incomplete or misleading in such material respect, but shall in no event be reduced to less than 20 days;

              (d) The Company shall not have suffered cumulative pre-tax losses (after deduction of interest but excluding any extraordinary charges) since July 1, 1994, greater than $600,000 at any time prior to December 31, 1994, which amount shall be increased by $50,000 for each month thereafter until June 30, 1995.

              (e) the occurrence of any event specified in paragraphs (b),
(c), (e), (f), (g), (h) (only with respect to Rudy Prince) and (j) (with respect to the foregoing paragraphs (b) (c), (e), (f), (g) and (h)) of section
6.10 that is not remedied within 30 days after you notify the Company of such occurrence; provided that such 30 day period shall be reduced by the number of days in excess of 10 days that any senior officer of the Company knew of such occurrence, but shall in no event be reduced to less than 20 days.

              (f) entry of a decree or order by a court of competent jurisdiction for relief in respect of the Company in any involuntary case under applicable bankruptcy, insolvency or other similar Laws now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any substantial part of its assets, or ordering the winding up or liquidation of its affairs, if such decree or order shall remain unstayed and in effect for a period of 60 days;

              (g) commencement by the Company of a voluntary case under any applicable bankruptcy, insolvency or other similar Laws now or hereafter in effect, or consent by the Company to the entry of an order for relief in any involuntary case under any such Law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any substantial part of its property, or any general assignment by the Company for the benefit of creditors, or failure by the Company generally to pay its debts as they become due, or any corporate action by the Company in furtherance of any of the foregoing; or

              (h) Ailicec has brought an action in a court of competent jurisdiction claiming that a default has occurred under the Ailicec Agreement; provided, however, that if Ailicec subsequently waives such default (as to this Agreement) in writing, the Event of Default hereunder shall be considered to be cured without prejudice to Ailicec's rights under such Purchase and Debt Restructuring Agreement. Notwithstanding the foregoing, if any event referred to in this clause (g) is otherwise considered to be an Event of Default hereunder, this clause (g) shall not affect any of your rights under any other provisions of this Agreement.

              10.2 ACCELERATION. If any one or more of the foregoing Events of Default occur, a Majority of the Investors may at any time (unless all defaults shall theretofore have been remedied) declare the entire unpaid principal of and all accrued interest on the Notes immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company. On any such acceleration of the maturity of the Notes, the Company shall immediately pay to the holder of each Note, in lawful money of the United States, the entire principal balance unpaid on such Note, together with interest accrued thereon to the date of such payment.

          11. EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, the Company will pay the reasonable fees and expenses of Shartsis, Friese & Ginsburg, special counsel to you, in connection with the preparation, negotiation and execution of the Related Documents and the reasonable costs of perfecting your security interest in any Collateral.

          12. MISCELLANEOUS

              12.1 ISSUANCE TAXES. The Company will pay all issuance taxes in connection with the initial issuance and sale of the Notes to you and will save you and any subsequent holder of Notes harmless, without limitation as to time, against any and all liabilities with respect to all such taxes. The obligations of the Company under this section 12.1 shall survive the payment of the Notes and the termination of this Agreement.

              12.2 EXCHANGE OF NOTE. At any time, and from time to time, upon not less than 10 days' notice to that effect given by the registered holder of a Note, and, upon surrender of such Note at its office, the Company shall deliver in exchange therefor, without expense to the holder thereof, except as set forth below, a Note of like tenor of such Note so surrendered, as the holder thereof shall specify as permitted hereunder, dated as of the date to which interest shall have been paid on such Note so surrendered or, if such surrender is prior to the payment of any interest thereon, then dated as of the date of issue, payable to such Person or Persons, or order, as may be designated by the holder thereof. The Company may require the payment of a sum sufficient to cover any stamp tax or governmental charge imposed upon such exchange or transfer.

              12.3 LOSS, THEFT, ETC. OF NOTE. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, mutilation or destruction of a Note, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of such Note, the Company will make and deliver without expense to the holder thereof, a new Note, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Note. If you or any subsequent institutional holder is the owner of any such lost, stolen or destroyed Note, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of such Note at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Note other than the written agreement of such owner to indemnify the Company.

              12.4 POWERS AND RIGHTS NOT WAIVED; REMEDIES CUMULATIVE. No delay or failure on your part in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any other or further exercise thereof or the exercise of any other power or right, and your rights and remedies are cumulative to and are not exclusive of any rights or remedies you would otherwise have, and no waiver or consent given or extended pursuant hereto shall extend to or affect any obligation or right not expressly waived or consented to.

          12.5 AMENDMENTS AND WAIVERS. Any term of the Related Documents may be amended and the observance of any term of the Related Documents may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and a Majority of the Investors. Any amendment or waiver effective in accordance with this section 12.5 shall be binding upon each holder of any Notes or Warrants, each future holder of all such Notes or Warrants and the Company.

          12.6 NOTICES. Any notice, consent, authorization or other communication to be given hereunder shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile transmission with receipt acknowledged by the addressee or three days after being mailed by first class mail, or the next Business Day after being deposited for next-day delivery with a nationally recognized overnight delivery service, charges and postage prepaid, properly addressed to the party to receive such notice at the following address for such party (or at such other address as shall be specified by like notice):

          (a) if to the Company, to:

              Jetfax, Inc.
              1376 Willow Road
              Menlo Park, CA  94025-1430
              Attention:  Rudy Prince
              Telephone:  (415) 324-0600
              Facsimile:  (415) 326-1975

              with a copy to:

              Clifford S. Robbins
              General Counsel Associates
              1891 Landings Drive
              Mountain View, CA  94043
              Telephone:  (415) 428-3900
              Facsimile:  (415) 428-3901

        (b)   if to you, to the address indicated on Schedule A, with copies to:

              Endeavor Capital Management
              Two Tudor City Place
              Suite 2GN
              New York, NY  10017
              Attention:  Anthony F. Buffa
              Telephone:  (212) 490-6975
              Facsimile:  (212) 490-8549

              Shartsis, Friese & Ginsburg
              One Maritime Plaza, 18th Floor
              San Francisco, CA  94111
              Attention:  Eric M. Sippel, Esq.
              Telephone:  (415) 421-6500
              Facsimile:  (415) 421-2922

          12.7 ENTIRE AGREEMENT. This Agreement (including the Schedules and Exhibits), and the Related Documents contain the entire agreement of the parties and supersede all prior negotiations, correspondence, agreements and understandings, written and oral, between or among the parties, regarding the subject matter hereof.

          12.8 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including each successive holder or holders of a Note or Warrant.

          12.9 SEVERABILITY. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid or unenforceable, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held to be invalid or unenforceable, shall not be affected thereby.

          12.10 GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the Law of the State of New York.

          12.11 INTERPRETATION. All parties have been assisted by counsel in the preparation and negotiation of this Agreement and the transactions contemplated hereby, and this Agreement shall be construed according to its fair language. The rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

          12.12 FURTHER ASSURANCES. Each party shall execute such other and further certificates, instruments and other documents as may be necessary and proper to implement, complete and perfect the transactions contemplated by this Agreement.

          12.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which together shall be considered one and the same agreement.

          12.14 ASSIGNMENT. You may assign or transfer all or any part of the Securities provided that the conditions specified in this section are satisfied, which conditions are intended to insure compliance with the provisions of the 1933 Act and state securities laws in respect of the transfer of any of the Securities. Prior to any transfer or attempted transfer of any Securities, the holder thereof shall give the Company written notice of its intention to transfer, describing briefly the nature of any such proposed transfer. If, in the written opinion of counsel for such holder, in form and substance reasonably satisfactory to the Company and its counsel, the proposed transfer may be effected without registration of such Securities, the Securities proposed to be transferred may be transferred in accordance with the terms of said notice and in compliance with applicable securities laws and regulations. The Company shall not be required to effect any such transfer prior to the receipt of such favorable opinion. If you transfer any interest in your Notes, you shall transfer your related interest in the Security Agreement and Intercreditor Agreement. The Company shall not assign this Agreement or any rights hereunder or delegate any duties hereunder. Any attempted or purported assignment or delegation in violation of the preceding sentence shall be void.

          12.15 MAXIMUM INTEREST RATE. In no event shall the interest rate and other charges under this Agreement and the Note exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that you have received interest and other charges under this Agreement in excess of the highest permissible rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the outstanding principal amount under the Note and the provisions hereof shall be deemed amended to provide for the highest permissible rate. If there is no outstanding principal amount thereof, you shall refund such excess to the Company.

          12.16 UPDATING SCHEDULES. Before each Closing, the Company shall update the Schedules to this Agreement to account for any events that occur subsequent to any prior Closing that the Company believes are appropriate for inclusion therein.

     13. DEFINITIONS.

         13.1 GLOSSARY. For purposes of this Agreement, the following terms shall have the following meanings, which shall be equally applicable to both the singular and plural forms of any of such terms:

         "AFFILIATE" shall mean any Person (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company (b) which beneficially owns or holds five percent or more of any equity or capital interest of the

Company, (c) five percent or more of the equity or capital interest of which is beneficially owned or held by the Company or a subsidiary of the Company or (d) any natural person who is a relative of any of the foregoing Persons. The term "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, as an officer or director, by contract or otherwise.

          "AUTHORITY" shall mean any government or political subdivision, or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury, arbitrator or mediator, in each case whether federal, state, local or foreign.

          "BUSINESS DAY" shall mean any day other than a Saturday, Sunday, statutory holiday, or other day on which banks in the State of California are required by law to close or are customarily closed.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          "COMMISSION" shall mean the U.S. Securities and Exchange Commission.

          "ENVIRONMENTAL LAWS" shall mean all federal, state, local and foreign Laws relating to pollution or protection of the environment, including, without limitation, Laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, and any and all regulations, codes, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, entered, promulgated or approved thereunder.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

          "ERISA PLAN" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA, which covers, or during the period of five years ending on the date hereof, has covered, employees of the Company or any Commonly Controlled Entity.

          "GAAP" shall mean generally accepted accounting principles (as such principles may change from time to time).

          "HOLDER" means any holder of Warrants or Common Stock issued on exercise of Warrants.

          "INDEBTEDNESS" of the Company shall mean: (a) all indebtedness or liability for or on account of money borrowed by the Company; (b) all obligations of the Company evidenced by bonds, debentures, notes or similar instruments; and (c) capitalized lease obligations of the Company.

          "LAW" shall mean any judgment, decree, order, statute, law, ordinance, rule or regulation of any Authority (including common law), constitution, statute, treaty, regulation, rule, ordinance, judgment, order, foreign injunction, writ, decree or award of any Authority.

          "LIEN" shall mean any voluntary or involuntary lien, security interest, mortgage, pledge, charge, encumbrance, title defect or title retention agreement other than licenses permitting the commercial exploitation of Proprietary Technology that are entered into in the ordinary course of business, except that to the extent that any such license specifically creates a security interest, such security interest shall be considered a Lien.

          "MATERIAL CONTRACT" means any agreement to which the Company is a party or by which any of its properties or assets are bound or affected material to the Condition of the Company.

          "MAJORITY OF THE INVESTORS" shall mean holders of Notes who in the aggregate hold more than 50% of the unpaid principal amount of the outstanding Notes,

          "PERMITTED LIENS" means (i) liens for Taxes not yet due and payable or which are being contested in good faith and with respect to which adequate reserves have been established on the Unaudited Balance Sheet; (ii) carriers', warehousemen's, mechanics', materialmen's and other like Liens and charges incurred in the ordinary course of business and which are not delinquent or are being contested in good faith and do not, individually or in the aggregate, exceed $50,000; (iii) Liens on inventory held by suppliers thereof that are incurred in the ordinary course of business and which are not delinquent or are being contested in good faith; (iv) custom bonds incurred in the ordinary course of business and which are not delinquent or are being contested in good faith and do not, individually or in the aggregate, not exceed $50,000; (v) the interests of the lessors and sublessors of any such leased properties; (vi) existing Liens reflected on Schedule 6.12; (vii) Liens arising in connection
                            -------------
with worker's compensation and unemployment insurance incurred, in each case, in the ordinary course of business that do not, individually or in the aggregate exceed $50,000; (viii) purchase money Liens given to secure Indebtedness permitted under section 8.9(a) hereof or to purchase or lease equipment to secure Indebtedness permitted under section 8.9(e) hereof; (ix) restrictions on the use of property or minor irregularities of title as normally exist with respect to similar properties which do not in the aggregate materially impair the use thereof in the operation of the Company's business; (x) Liens in favor of any lender or factor extending credit to the Company or purchasing receivables of the Company as permitted under section 8.9(d) hereof; (xi) Liens in favor of any Holder pursuant to the Related Documents; (xii) the Lien in favor of Ailicec pursuant to the Ailicec Agreement; (xiii) judgement Liens in existence less than 40 days after the entry thereof or with respect to which execution has been stayed, which, individually or in the aggregate secure an amount less than $50,000 or the payment of which an insurance company has acknowledged in writing is covered in full by an insurance policy under which the Company is a beneficiary; (ix) extensions, renewals and replacements of the foregoing Liens with respect to the property covered by the Lien extended, renewed or replaced.

          "PERSON" shall mean a natural person, corporation, partnership, trust, unincorporated association, joint venture, joint-stock company, limited liability company, Authority, or any other entity.

          "PROPRIETARY TECHNOLOGY" shall mean the full range of trade secrets, technical knowledge and experience, confidential information and other proprietary knowledge, whether or not patentable, possessed by or accumulated by the Company concerning the design, formulation, manufacturing, quality control, testing, storage, development, improvement, installation and operation of the Company's products and services, including, without limitation, Intellectual Property Rights, technical, engineering and operating data relating to the products, designs, schematics, plans, operating principles, formulas, computer software programs, electronically recordable data or concepts, marketing data, inventions, improvements, research and development records and reports, experimental and engineering reports, product specifications, manufacturing specifications, raw materials specifications, drawings, photographs, models, compilations of information, records, books and papers, quality control reports and specifications, manufacturing and production techniques and methods and any other information possessed by the Company, relating to its products or services.

          "REGISTRABLE SECURITIES" shall mean the shares of Common Stock issuable or issued on exercise of the Warrants or any shares of Common Stock issuable or issued with respect to such shares of Common Stock by way of a stock dividend or stock split, or other distribution, with respect to or in exchange for or replacement of such Common Stock or other securities.

          "RELATED DOCUMENTS" shall mean this Agreement, the Notes, the Warrants, the Security Agreement and the Intercreditor Agreement.

          "TAX" or "TAXES" shall be understood to include any tax or similar governmental charge, impost or levy (including, without limitation, income taxes, franchise taxes, transfer taxes or fees, sales taxes, excise taxes, ad valorem taxes, withholding taxes, minimum taxes, use taxes, occupancy taxes, property taxes, employment taxes, stamp taxes or windfall profit taxes), together with any related liabilities, penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency therefor.

          "1933 ACT" shall mean the Securities Act of 1933, as amended.

          13.2. INDEX. The following terms shall have the respective meanings specified on the indicated page of this Agreement:


Ailicec ...........................  2
Audited Financial Statements ......  5

Closing...........................   2
Company...........................   1
Condition.........................   3
Control...........................  28
Equity Closing....................  22
Equity Documents..................  22
Event of Default..................  23
First Closing.....................   1
Intellectual Property Rights......   8
Intercreditor Agreement...........   3
Liabilities.......................   6
Nonperfected Collateral...........   5
Notes.............................   1
PBGC..............................   9
Purchase Price....................  22
Security Agreement................   3
Series F Preferred Stock..........  22
Stop order........................  21
Subsequent Closing................   1
Subsequent Documents..............   4
Unaudited Financial Statements....   5
Warrants..........................   3

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first set forth above.

                                    Very truly yours,

                                    JETFAX, INC.


                                    By   _______________________________
                                         Rudy Prince
                                         President

The foregoing Agreement is hereby agreed to and accepted.

[Name of Purchaser]


By:___________________________
Name:_________________________
Title:________________________

                                   EXHIBIT A

CERTIFICATE NO.  ___________                         DATE: _______________, 1994


     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAW, AND NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT THEREFOR UNDER SAID ACT AND QUALIFICATION UNDER SAID LAW OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO MAKER AND CONCURRED IN BY MAKER'S COUNSEL TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                                      NOTE

$_____________                                            ________________, 1994

10%                                                       Menlo Park, California


          FOR VALUED RECEIVED, the undersigned, JetFax, Inc., a Delaware corporation ("Maker"), promises to pay to __________________ or order ("Holder"), at the principal offices of Maker (or at such other place as Holder may from time to time designate by written notice to Maker), in lawful money of the United States, the principal sum of $_________ with interest thereon at the rate of 10% simple interest per annum on the principal amount of this Note remaining unpaid from time to time from the date hereof until such principal amount is fully repaid.

          1.   PAYMENTS.   Payments of interest only shall be due and payable in
quarterly installments as provided herein. Interest on the principal amount of this Note remaining unpaid shall be due and payable on January 31, April 30, July 31 and October 31 of each year during the term hereof. The entire unpaid principal balance, together with all accrued but unpaid interest, shall be due and payable on the date that is the later of (a) December 31, 1995 or (b) the date that is one year from the date hereof. Should interest or principal not be paid when due on this Note, the Maker shall pay, to the extend permitted by applicable law, interest on such past due amounts from such due date until payment in full thereof at a rate equal to 2% simple interest per annum above the rate otherwise applicable under this Note. All interest shall be computed on the basis of the actual number of days elapsed and on a year of 365 days.

          2.   PREPAYMENT.   Maker shall have the right, at any time and from
time to time, to prepay all or any portion of the amount due under this Note without premium or penalty, so long as any amount prepaid is applied first to reduce accrued interest.

          3. INCORPORATION OF NOTE PURCHASE AGREEMENT AND SECURITY AGREEMENT. This Note is issued pursuant to the provisions of, and is the Note referred to in, the Note Purchase agreement dated as of August 3, 1994 (the "Agreement"), between Maker and the purchasers listed in Schedule A to the Agreement (the "Purchasers"), and is secured by and pursuant to a Security

Agreement dated August 3, 1994 in favor of each of the Purchasers (the "Security Agreement").

          4. DEFAULT. The Agreement contains certain Events of Default upon the occurrence of which payment due under this Note may be accelerated as provided therein.

          5.   ATTORNEYS FEES.   Upon the occurrence of an Event of Default,
Maker shall be liable for the reasonable costs of enforcement and collection of this Note, including reasonable attorney's fees. Maker expressly waives demand, presentment, notice of dishonor, diligence in collection and notice of protests and agrees to all extensions and partial payments before or after maturity.

          6.   GOVERNING LAWS.   This Note shall be governed by, construed and
interpreted in accordance with, the laws of the State of New York, without regard to conflicts of law provisions thereof.

          7.   COMPLIANCE.   In no event shall the interest rate and other
charges under this Note exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that Holder has received interest and other charges under this Note in excess of the highest permissible rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the outstanding principal amount hereunder and the provisions hereof shall be deemed amended to provide for the highest permissible rate. If there is no outstanding principal amount under this Note, Holder shall refund such excess to Maker.

          8.   ASSIGNABILITY.   This Note may be assigned or transferred only as
permitted in the Agreement.


     IN WITNESS WHEREOF, Maker has executed this Note or caused this Note to be executed as of the date first set forth above.


                              JETFAX, INC



                              By:   ________________________
                                    Edward R. Prince III
                                    President

                                   EXHIBIT E

CERTIFICATE NO. ________                              DATE:  ____________, 1994


     NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE ON EXERCISE OF THIS WARRANT (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAW, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT THEREFOR UNDER SAID ACT AND QUALIFICATION UNDER SAID LAW OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE CORPORATION AND CONCURRED IN BY THE CORPORATION'S COUNSEL TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                                  JETFAX, INC.

                         COMMON STOCK PURCHASE WARRANT

               TO PURCHASE UP TO _________ SHARES OF COMMON STOCK

                        VOID AFTER _______________, 1999

          JetFax, Inc., a Delaware corporation (the "Corporation"), hereby certifies that, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the Corporation,____________________________ (the "Holder") is entitled, subject to the terms and conditions set forth below, to purchase from the Corporation up to ___________ fully paid and nonassessable shares (the "Shares") of the Common Stock, par value $.01 per share, of the Corporation ("Common Stock"), at a purchase price of $2.15 per Share (the "Purchase Price") at any time or times on or prior to the Expiration Date (as defined below). This Warrant shall expire and be of no further force or effect at the earlier of the time when it has been exercised with respect to all Shares which the Holder is entitled to purchase hereunder or 5:00 p.m., California time, on the Expiration Date. Such number of Shares and the Purchase Price are subject to adjustment, as hereinafter provided. Such number shall be reduced at such time or times as this Warrant is exercised in part by the number of Shares as to which this Warrant is then exercised.

        14. Manner of Exercise.  The Holder of this Warrant may exercise his or
            ------------------
her rights hereunder at any time by written notice to the Corporation as set forth herein. This Warrant may be exercised as a whole at any time, or in part from time to time, by the Holder by delivering this Warrant, for cancellation if it is exercised as a whole or for endorsement if it is exercised in part, together with a Subscription in the form appearing at the end hereof properly completed and duly executed by or on behalf of the Holder and such other information and investment representations as may be reasonably requested by the Corporation for the purpose of complying with applicable securities laws, to the Corporation at its office in Menlo Park, California (or at the office of the agency maintained for such purpose or at such other office or agency of the Corporation as it may designate by notice in writing to the Holder at the address thereof appearing on the books of the Company), accompanied by payment by certified or official bank check payable to the order of the Corporation, in an aggregate amount equal to the Purchase Price as then adjusted times the number of Shares as to which this Warrant is then being exercised. Notwithstanding the foregoing, at the closing of the Corporation's initial public offering of its capital stock at a price per share equal to or greater than the Purchase Price as then adjusted (the "IPO"), this Warrant shall automatically be exercised, with no notice required by the Holder and in lieu of the cash exercise provided for in the preceding sentence, on a net issuance basis so that the Holder will receive a number of Shares equal to the product of (a) the price per share paid to the Corporation for its sale of Common
Stock in the IPO (the "IPO Price") minus the Purchase Price as then adjusted and (b) a fraction, the numerator of which is the number of Shares the Holder is entitled to purchase hereunder and the denominator of which is the IPO Price. In the event of any exercise of this Warrant that is partial, the Corporation shall endorse this Warrant as having been exercised to that extent and return this Warrant to the Holder for the balance. Anything in this Warrant to the contrary notwithstanding, this Warrant may not be exercised to any extent after 5:00 p.m., California time, on the Expiration Date or after it has been exercised in the aggregate for the number of Shares that the Holder is entitled to purchase hereunder, and unless this Warrant is being exercised with respect to all Shares subject to this Warrant, this Warrant may be exercised only with respect to whole Shares.

        15. Delivery of Stock Certificates on Exercise. The Corporation will,
            ------------------------------------------
or will direct its transfer agent to, issue, as soon as practicable after any exercise of this Warrant, and in any event within thirty days thereafter, at the Corporation's expense (including the payment by it of any applicable issue taxes), in the name of and deliver to the Holder, or as the Holder may direct (on payment by the Holder of any applicable transfer taxes and compliance with all restrictions on transferability set forth herein), a certificate or certificates for the number of fully paid and nonassessable Shares as to which this Warrant is so exercised, plus, in lieu of any fractional shares to which the Holder would otherwise be entitled, cash equal to such fraction or fractions multiplied by the Purchase Price as then adjusted.

        16. Anti-Dilution Adjustments.
            -------------------------

            16.1 Stock Dividends, Splits, Etc.  The number of Shares
                 -----------------------------
purchasable on exercise of this Warrant shall be subject to adjustment from time to time in the event that the Corporation shall (a) pay a dividend in, or make a distribution of, shares of Common Stock on any of its outstanding Common Stock,
(b) subdivide its outstanding shares of Common Stock into a greater number of shares, (c) combine its outstanding shares of Common Stock into a smaller number of shares or (d) issue by reclassification of its Common Stock any shares of capital stock of the Corporation (other than a reclassification resulting from a merger or consolidation covered in section 3.2 or a Buy-Out Event (as defined below)). In any such case, the total number of Shares issuable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive at the same aggregate Purchase Price (as set forth in section 3.3) the number of shares of stock or other securities of the Corporation or otherwise to which the Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had this Warrant been exercised in full immediately prior to the occurrence (or applicable record date) of such event. An adjustment made pursuant to this section 3.1 shall, in the case of a stock dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or a reclassification, be made as of the effective date thereof. In any such case, appropriate adjustments shall be made in the application of the provisions hereof with respect to the rights of the Holder after a recapitalization to the end that the provisions hereof shall be applicable after that event as nearly equivalent as may be practicable.

            16.2. Reorganization, Recapitalization, Consolidation, Merger or
                  ----------------------------------------------------------
Sale of Assets. In the event of any reorganization or recapitalization of the Corporation (other than as provided in section 3.1) or in the event that the Corporation consolidates with or merges into another corporation in a transaction in which the Corporation is not the resulting corporation or transfers all or substantially all of its assets to another entity, then and in each such event (other than a Buy-Out Event), the Holder, on exercise of this Warrant as provided herein, at any time after the consummation of such reorganization, recapitalization, consolidation, merger or transfer, shall be entitled to receive the stock or other securities or property to which the Holder would have been entitled on such consummation if the Holder had exercised this Warrant immediately prior thereto. In such case, the terms of this Warrant shall survive the consummation of any such reorganization, recapitalization, consolidation, merger or transfer and shall be applicable to the shares of stock or other securities or property receivable on the exercise of this Warrant after such consummation.

          16.3 Adjustment of Purchase Price. On each adjustment of the number
               ----------------------------
of Shares or other securities issuable upon exercise of this Warrant pursuant to this section 3, the Purchase Price shall thereafter be the number obtained by dividing (a) the product of the number of Shares issuable on full exercise of this Warrant immediately prior to such adjustment by the Purchase Price in effect immediately prior to such adjustment by (b) the number of Shares or other securities issuable upon full exercise of this Warrant after such adjustment.

          16.4 Rounding. All calculations under this section 3 shall be made
               --------
to the nearest cent or to the nearest one-hundredth of a Share, as the case may be, but in no event shall the Corporation be obligated to issue any fractional share on any exercise of this Warrant.

     17. Expiration Date. This Warrant shall expire and shall be of no further
         ---------------
force or effect at the earlier of the following times (the "Expiration Date")
(a) the time when the Warrant has been exercised with respect to all Shares which the Holder is or may be entitled to purchase hereunder, (b) 5:00 p.m., California time, on the fifth anniversary of the date of this Warrant, or (d) a Buy-Out Event. A "Buy-Out Event" shall occur if a purchaser acquires more than 66-2/3% of the fully diluted Common Stock of the Corporation, whether through stock purchase, merger or otherwise.

     18. Further Assurances.  The Corporation will not, by amendment of its
         ------------------
Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid, directly or indirectly, the performance of any of the terms of this Warrant, but will at all times in good faith take all necessary action to carry out all such terms. Without limiting the generality of the foregoing, the Corporation (a) will not create any par value, or increase the par value, of any shares of stock receivable on exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate so that the Corporation may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant, and (c) will not transfer all or substantially all of its assets to any person, or consolidate with or merge into any person or permit any person to consolidate with or merge into the Corporation (if the Corporation is not the surviving person), unless such person
shall be bound by all of the terms of this Warrant.   This Warrant shall be
binding on the successors and assigns of the Corporation.

     19. Notices of Record Dates, Etc.
         ----------------------------

          (a) If the Corporation shall fix a record date of the holders of Common Stock (or other stock or securities at the time deliverable on exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend (other than a stock dividend) or other distribution, or to receive any right to subscribe for or purchase any shares of any class of any other securities, or to receive any other right,

          (b) in the event of any reorganization or recapitalization of the Corporation, any Buy-Out Event, any reclassification of the capital stock of the Corporation, any consolidation or merger of the Corporation with or into another corporation or any transfer of all or substantially all of the assets of the Corporation to another entity,

            (c) in the event of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation or

            (d) if the Corporation has filed a registration statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission for an offering of the Corporation's capital stock, then, in any such event, the Corporation will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, (ii) the date on which a record is to be taken for the purpose of voting on or approving such reorganization, recapitalization, Buy-Out Event, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up and the date on which such event is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable on exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable on such reorganization, recapitalization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up or (iii) the date on which the Corporation's registration statement was filed and the class of securities proposed to be registered. Such notice shall be mailed at least twenty-one days prior to the record date therein specified or within twenty-one days after filing the registration statement, as the case may be.

     20. Replacement of Warrant.  On receipt of evidence reasonably
         ----------------------
satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, on delivery of a bond or other indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Corporation covenants that it will issue a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant.

     21. Covenant to Reserve Common Stock.  The Corporation shall at all times
         --------------------------------
reserve and keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable upon exercise of this Warrant and shall, at its own expense, take all such actions and attain all such permits and orders as may be necessary to enable the Corporation lawfully to issue such Common Stock upon exercise of this Warrant.

     22. Issuance Taxes.  On exercise of this Warrant, the Corporation shall
         --------------
pay any and all issuance taxes that may be payable in respect of any issuance or delivery of shares of Common Stock on such exercise. The Corporation shall not, however, be required to pay, and the Holder shall pay, any tax that may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that of the Holder, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax, where it is established to the satisfaction of the Corporation, that such tax has been paid.

     23. Ownership of Warrant.  Until this Warrant is transferred on the books
         --------------------
of the Corporation, the Corporation may treat the person in whose name this Warrant is registered on the books of the Corporation as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     24. Survival of Covenants, Representations and Warranties.  All
         -----------------------------------------------------
agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Warrant and any investigation at any time made on behalf of any party and the exercise, sale and purchase of this Warrant and the Common Stock issuable on exercise hereof.

     25. Voting Rights.  This Warrant shall not entitle the Holder, as such, to
         -------------
any voting rights or other rights as a stockholder of the Corporation or to any other rights except the rights stated herein.

     26. Entire Agreement.  This Warrant, and the Note Purchase Agreement
         ----------------
between the Corporation and the Holder relating to this Warrant (the "Note Purchase Agreement"), together contain the entire agreement of the parties and supersede all prior or contemporaneous written or oral negotiations, correspondence, understandings and agreements between the parties, regarding the subject matter hereof.

     27. Successors and Assigns.  Except as otherwise provided herein, this
         ----------------------
Warrant shall bind and inure to the benefit of the Holder and the Corporation and their respective successors and assigns.

     28. Notices.  All demands, notices and other communications to be given
         -------
hereunder shall be in writing and shall be deemed duly given and received when transmitted by facsimile transmission with receipt acknowledged by the addressee, when delivered personally or three days after being mailed by first class mail, postage prepaid, properly addressed, if to the Corporation, at 1376 Willow Road, Menlo Park, California 94025, facsimile number (415) 326-6003 or, if to the Holder, at the Holder's address contained in the Note Purchase Agreement between the Holder and the Corporation or at any other address or facsimile number designated by notice by either party to the other party.

     29. Amendments; Waivers; Termination; Governing Law, Headings.  This
         ---------------------------------------------------------
Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed and interpreted in accordance with the laws of the State of California. The headings in this Warrant are for convenience of reference only and shall not affect the construction or interpretation of any provision hereof.

     30. Saturdays, Sundays, Holidays, etc.  If the last or appointed day for
         ----------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     31. Assignability. This Warrant may not be assigned or transferred other
         -------------
than as provided in the Note Purchase Agreement.

     32. Adjustment of Purchase Price.  In the event the Corporation at any
         ----------------------------
time or from time to time on or prior to the Expiration Date shall issue Additional Shares (as defined herein) for a consideration per share less than $2.15, then the Purchase Price shall be reduced to equal the consideration per share received by the Corporation for such Additional Shares. No adjustment of the number of Shares issuable upon exercise of this Warrant shall result from any adjustment in the Purchase Price pursuant to this Section 19. For purposes of this Section 19, "Additional Shares" shall mean shares of Common Stock, or equity securities of the Corporation convertible into shares of Common Stock, issued by the Corporation from time to time after the date hereof to one or more investors. Notwithstanding the foregoing, Additional Shares shall not include the first 100,000 shares in the aggregate (calculated without including any of the securities described in Clauses (a), (b), (c) or (d) hereof) of Common Stock, or equity securities of the Corporation convertible into shares of Common Stock, issued by the Corporation after the date hereof and prior to January 1, 1996, and Additional Shares shall not include any securities issued or issuable
(a) to Ailicec in connection with the Purchase and Debt Restructuring Agreement dated as of August 3, 1994 between the Corporation and Ailicec International Enterprises Limited, (b) to officers, directors, employees or consultants of the Corporation or issued or issuable pursuant to any employee stock purchase or employee stock option plan of the Corporation approved by the Corporation's Board of Directors, (c) pursuant to the Note Purchase Agreement or (d) upon conversion of any Preferred Stock of the Corporation.

     Dated as of ________________, 1994

[SEAL]                                JETFAX, INC.


                                      By:_____________________________
                                         Rudy Prince
                                         President

                                  ENDORSEMENTS
                                  ------------

                        Number
          Number of     of Shares
          Shares as     Remaining
Exercise  to which      Available       Signature of Authorized
  Date    Exercised     for Exercise    Officer of the Corporation
--------  ---------     ------------    --------------------------

                                  SUBSCRIPTION


                      (To be completed and signed only on
                          an exercise of the Warrant.)


To JetFax, Inc.:


          The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________ shares of the Common Stock of JetFax, Inc. of those to which such Holder is entitled thereunder, and herewith makes payment of $__________ therefor by certified or official bank check. The undersigned hereby requests that the certificate(s) for such shares be issued in the name(s) and delivered to the address(es) as follows:

                                 ___________________________

                   _________________________________________

                   _________________________________________

                   _________________________________________





Dated: ___________  ___________________________
                    __________________________, Holder


                         By ________________________
                         Its _______________________

                                   SCHEDULE A

                               List of Purchasers

Name, Address and        Principal Amount of
Facsimile Number         Notes to be Purchased          Closing Date
------------------       ---------------------          ------------

                                   Schedule A
                                   ----------

                                   Purchasers

                                 Principal Amount of
Name and Address                 Notes to be Purchased   Closing Date
------------------------------   ---------------------   ------------

John P. Rosenthal                             $ 25,000        8/26/94
Burnham Securities
1325 Ave. of Americas
New York, NY  10019

Irwin W. Silverberg                           $ 25,000        8/26/94
Burnham Securities
1325 Ave. of Americas
New York, NY  10019

Dorothy G. Gorman                             $ 25,000        8/26/94
12 Highland Drive
Livingston, NJ  07039

Newman Family                                 $ 25,000        8/26/94
1990 Revocable Trust
916 Jackling Drive
Burlingame, CA  94010

John D. & Patricia G. Cook                    $ 20,000        8/26/94
1944 North Cleveland Avenue
Chicago, IL  60614

Cook Investors                                $ 30,000        8/26/94
   Limited Partnership
1841 Resort Road
Burt Lake, MI  49717

Thomas & Karen Akin                           $150,000        8/26/94
10 Via Elverano
Tiburon, CA  94920

Jeffrey S. Gilmore                            $ 25,000        8/26/94
20 Anderson Way
Menlo Park, CA  94025

Katherine Pennell                             $ 25,000        1/20/95
433 Hicks St., Apt. 3E
Brooklyn, NY  11201



                                  Principal Amount of
Name and Address                   Notes to be Purchased   Closing Date
--------------------------------   ---------------------   ------------

Abdulwahab Al-Qatami                            $ 10,000        1/20/95
KME Management Services, Inc.
550 California Avenue
Suite 330
Palo Alto, CA  94306

Timothy Draper                                  $ 16,912        1/20/95
Draper Associates
400 Seaport Ct.
Suite 250
Redwood City, CA  94063

Polly Draper                                    $  8,901        1/20/95
Draper Associates
400 Seaport Ct.
Suite 250
Redwood City, CA  94063

Draper Associates                               $117,553        1/20/95
400 Seaport Ct.
Suite 250
Redwood City, CA  94063

Rebecca Draper                                  $  6,633        1/20/95
Draper Associates
400 Seaport Ct.
Suite 250
Redwood City, CA  94063

Evelyn Morrow                                   $ 25,000        1/20/95
175 W. 73rd St., Apt. 12J
New York, NY  10023

Kenneth Alpart                                  $ 50,000        1/20/95
2054 N. Burling
Chicago, IL  60614

Shartsis, Friese                                $ 20,000        1/20/95
   & Ginsburg
One Maritime Plaza
18th Floor
San Francisco, CA  94111


                                    Principal Amount of
Name and Address                    Notes to be Purchased   Closing Date
---------------------------------   ---------------------   ------------

Paul Lego                                        $ 50,000        1/20/95
2960 Divisadero St., #4
San Francisco, CA  94123

Rose and Haar                                    $ 10,000        1/20/95
Certified Public Accountants
150 Great Neck Road
Great Neck, NY  11021

Saratoga Springs Co., Ltd.                       $ 50,000        1/20/95
P.O. Box 694
Georgetown, Grand Cayman
Cayman Islands,
British West Indies

"Trust Dated 10/12/82 for                        $150,000        1/20/95
the Benefit of William
Beinecke's grandchildren"
420 Lexington Ave, Ste. 3020
New York, NY  10170

Antaeus Enterprises, Inc.                        $100,000        1/20/95
420 Lexington Ave, Ste. 3020
New York, NY  10170

Fred and Nancy Lovell                            $ 50,000        1/20/95
2912 Via Rivera
Palos Verdes Estates, CA 92074

Janet Orttung-Morrow                             $ 25,000        1/20/95
   Family Trust
239 North Parkview Avenue
Columbus, OH  43209

Ken Alpart                                       $ 50,000        1/20/95
2054 N. Burling
Chicago, IL  60614

PolyVentures II,                                 $250,000        1/20/95
  Limited Partnership
901 Route 110
Farmingdale, NY  11735


                               Principal Amount of
Name and Address               Notes to be Purchased   Closing Date
----------------------------   ---------------------   ------------

Charles C. McLeod, Jr.                      $ 25,000        1/20/95
61 Glen Alpine Road
Piedmont, CA  94611

Scott P. Peters                             $ 50,000        1/20/95
2755 Webster, Apt. 12
San Francisco, CA  94123

Curtis J. Pabst                             $ 50,000        1/20/95
c/o Merrill Lynch
101 California St., #1400
San Francisco, CA  94111

Robert G. Lundgren                          $ 50,000        1/20/95
c/o Merrill Lynch
101 California St., #1400
San Francisco, CA  94111

Dennis M. Schaney                           $ 50,000        1/20/95
141 Jelliff Mill Road
New Canaan, CT  06840

Dalton W. Martin                            $ 25,000        1/20/95
7375 Via Montecitos
San Jose, CA  94920

Thomas & Karen Akin                         $150,000        1/20/95
10 Via Elverano
Tiburon, CA 94920

PolyVentures II,                            $250,000        1/20/95
  Limited Partnership
901 Route 110
Farmingdale, NY  11735

Thomas & Karen Akin                         $200,000       10/10/95
10 Via Elverano
Tiburon, CA 94920

Robert G. Lundgren                          $ 50,000       10/10/95
c/o Merrill Lynch
101 California St., #1400
San Francisco, CA 94111


                                    Principal Amount of
Name and Address                    Notes to be Purchased   Closing Date
---------------------------------   ---------------------   ------------

David A. Evans                                   $100,000       10/10/95
130 Gramercy Drive
San Mateo, CA 94402

Dennis M. Schaney                                $ 50,000       10/10/95
141 Jelliff Mill Road
New Canaan, CT 06840

Scott P. Peters                                  $ 25,000       10/10/95
2755 Webster, Apt 12
San Francisco, CA 94123

Charles C. McCleod, Jr.                          $ 25,000       10/10/95
61 Glenn Alpine Road
Piedmont, CA 94611

Paul Distefano                                   $ 20,000       10/10/95
2420 Trellis Lane
Plano, TX 75075

Paul W. Chargois                                 $ 15,000       10/10/95
P.O. Box 7097
Beaumont, TX 77726

Traslader SA                                     $ 50,000       10/10/95
CP500
1920 Martigny, Switzerland

Granite Capital, LP                              $250,000       10/10/95
375 Park Ave.
18th Floor
New York, NY 10152

Strome Family Trust                              $150,000       10/10/95
c/o Strome Susskind
   Investment Mgmt., L.P.
100 Wilshire Blvd., 15th Floor
Santa Monica, CA 90401

Lambert Family Trust                             $ 12,500       10/10/95
c/o Strome Susskind
   Investment Mgmt., L.P.
100 Wilshire Blvd., 15th Floor
Santa Monica, CA 90401


                                    Principal Amount of
Name and Address                    Notes to be Purchased   Closing Date
---------------------------------   ---------------------   ------------

James Herrell                                     $12,500       10/10/95
c/o Strome Susskind
   Investment Mgmt., L.P.
100 Wilshire Blvd., 15th Floor
Santa Monica, CA 90401

Curtis J. Pabst                                   $50,000       10/10/95
c/o Merrill Lynch
101 California St., #1400
San Francisco, CA 94111
                                          _______________

        TOTAL                                  $2,999,999

                               FIRST AMENDMENT TO
                            NOTE PURCHASE AGREEMENT

     THIS AMENDMENT is made as of December [__], 1994, by and among JetFax, Inc., a Delaware corporation (the "Company"), and each of the persons listed on Schedule A attached to the Note Purchase Agreement (as hereinafter defined). The persons listed on such Schedule A are hereinafter referred to collectively as the "Investors" and individually as an "Investor".

     WHEREAS, the Company and the Investors are parties to a Note Purchase Agreement dated as of August 3, 1994 (the "Note Purchase Agreement"); and

     WHEREAS, the Company and the Investors desire to amend the Note Purchase Agreement and the other Related Documents (as defined in the Note Purchase Agreement) as set forth below pursuant to the provisions of Section 12.5 of the Note Purchase Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and each Investor hereby agree as follows:

     1. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Note Purchase Agreement.

     2. The first sentence of Section 1 of the Note Purchase Agreement is hereby amended by deleting the text thereof and substituting the following:

           "The Company will authorize the issuance and sale of up to $3,000,000 aggregate principal amount of its 10% Senior Secured Convertible Notes (the "NOTES", such term to include any such notes issued in substitution therefor pursuant to section 12) due the later of December 31, 1995 or the date that is one year from the date of issuance and sale (the "STATED MATURITY DATE") to be substantially in the form of the Notes set out in Exhibit A, with such changes therefrom, if any, as may be approved by you
     ---------
     and the Company."

     3. Section 4.9 of the Note Purchase Agreement is hereby amended by deleting the text thereof and substituting the following:

           "The Company shall have issued and delivered to you a Warrant in the form set forth in Exhibit E (collectively, the "WARRANTS") for an amount
                       ---------
     of shares of Common Stock of the Company equal to (a) if such Closing occurs on or before December 31, 1994, 60% of the principal amount of Notes purchased by you divided by $2.15, or (b) if such Closing occurs after December 31, 1994, 20% of the principal amount of Notes purchased by you divided by $2.15."

     4. Section 8.14 of the Note Purchase Agreement is hereby amended by deleting the text thereof and substituting the following:

           "If all amounts owed by the Company to you or your assigns under any
     Note issued to you are not repaid by or upon the Stated Maturity Date of such Note, the Company shall issue and deliver a Warrant to you, or your permitted assigns, as the case may be, on the last day of each month thereafter, for as long as any amount under each Note remains outstanding, for an amount of shares of Common Stock of the Company equal to 2% of the principal amount of that Note outstanding at that time divided by $2.15."

     5. The first three sentences of Section 1 of Exhibit A to the Note Purchase Agreement are hereby amended by deleting the text thereof and substituting the following:

           "Payments of interest only shall be due and payable in quarterly installments as provided herein. Interest on the principal amount of this Note remaining unpaid shall be due and payable on January 31, April 30, July 31 and October 31 of each year during the term hereof. The entire unpaid principal balance, together with all accrued but unpaid interest, shall be due and payable on the date that is the later of (a) December 31, 1995 or (b) the date that is one year from the date hereof."

     6. Exhibit E to the Note Purchase Agreement is hereby amended by adding the following new Section 19:

           "19.  Adjustment of Purchase Price.  In the event the Corporation at
                 ----------------------------
     any time or from time to time on or prior to the Expiration Date shall issue Additional Shares (as defined herein) for a consideration per share less than $2.15, then the Purchase Price shall be reduced to equal the consideration per share received by the Corporation for such Additional Shares. No adjustment of the number of Shares issuable upon exercise of this Warrant shall result from any adjustment in the Purchase Price pursuant to this Section 19. For purposes of this Section 19, "Additional Shares" shall mean shares of Common Stock, or equity securities of the Corporation convertible into shares of Common Stock, issued by the Corporation from time to time after the date hereof to one or more investors for gross consideration received by the Corporation that in the aggregate exceeds $1,000,000. Notwithstanding the foregoing, Additional Shares shall not include any securities issued or issuable (a) to Ailicec in connection with the Purchase and Debt Restructuring Agreement dated as of August 3, 1994 between the Corporation and Ailicec International Enterprises Limited, (b) to officers, directors, employees or consultants of the Corporation or issued or issuable pursuant to any employee stock purchase or employee stock option plan of the Corporation approved by the Corporation's Board of Directors, (c) pursuant to the Note Purchase Agreement or (d) upon conversion of any Preferred Stock of the Corporation."

     7. All Notes and Warrants outstanding as of the date hereof are hereby amended to be identical in form and substance with the terms set forth in this Amendment. All such outstanding Notes and Warrants shall be deemed so amended (including without limitation with respect to the amount of shares purchasable under all such Warrants and the maturity date of all such Notes), notwithstanding the failure of any Investor to deliver any Note or Warrant for exchange as provided herein. Upon execution of this Amendment by the Company and a Majority of the Investors, all Investors shall deliver to the Company all Notes and Warrants issued to them in exchange for replacement Notes and Warrants of like tenor with text consistent to the terms set forth in this Amendment.

     8. The second and third sentences of the first paragraph of Exhibit C to the Note Purchase Agreement are hereby amended by deleting the text thereof and substituting the following:

           "Pursuant to the Agreement, the Investors propose to make a bridge loan in the aggregate principal amount of up to U.S. $3,000,000, which loan shall (i) be evidenced by several notes issued to the Investors (the "Notes"), (ii) mature in no less than twelve months and (iii) be secured by a security interest in the Collateral (as defined below). Any such loans in excess of U.S. $3,000,000 principal amount, in the aggregate, shall not be covered by this Intercreditor Agreement."

     9. The second and third sentences of the first paragraph of the Intercreditor Agreement dated as of August 3, 1994 among the Company, Ailicec International Enterprises Limited and the Investors are hereby amended by deleting the text thereof and substituting the following:

           "Pursuant to the Agreement, the Investors propose to make a bridge loan in the aggregate principal amount of up to U.S. $3,000,000, which loan shall (i) be evidenced by several notes issued to the Investors (the "Notes"), (ii) mature in no less than twelve months and (iii) be secured by a security interest in the Collateral (as defined below). Any such loans in excess of U.S. $3,000,000 principal amount, in the aggregate, shall not be covered by this Intercreditor Agreement."

     10. The term "Agreement" as used in the Note Purchase Agreement, the other Related Documents and all other instruments and agreements executed thereunder shall for all purposes refer to the Note Purchase Agreement as amended by this Amendment.

     11. Except to the extent expressly amended by the terms of this Amendment, all the terms and conditions of the Note Purchase Agreement, the other Related Documents and all other instruments and agreements executed thereunder remain in full force and effect.

     12. This Amendment may be executed in any number of duplicate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have duly signed this Amendment as of the day and year first written above.


JETFAX, INC.                        JOHN P. ROSENTHAL


By:  _____________________         __________________________
     Rudy Prince
     President


IRWIN W. SILVERBERG                 DOREE GORMAN

________________________            _________________________


NEWMAN FAMILY 1990 REVOCABLE        JOHN D. & PATRICIA G.COOK
TRUST

By:  ___________________            _________________________

Name:___________________            _________________________

Title: _________________



COOK INVESTORS LIMITED              THOMAS & KAREN AKIN
PARTNERSHIP


By:  ___________________            _________________________

Name:  _________________            _________________________

Title: _________________



JEFFREY S. GILMORE                  KATHERINE PENNELL

________________________            __________________________

ABDULWAHAB AL-QATAMI                TIMOTHY DRAPER

_______________________             _________________________


POLLY DRAPER                        DRAPER ASSOCIATES

________________________            By:______________________

                                    Name:____________________

                                    Title:___________________


REBECCA DRAPER                      EVELYN MORROW

_________________________           _________________________


KENNETH ALPART                      SHARTSIS, FRIESE &
                                    GINSBURG


_________________________           By:______________________

                                    Name: ___________________

                                    Title:___________________

PAUL LEGO                           ROSE AND HAAR


________________________            By:______________________

                                    Name:___________________

                                    Title: __________________

SARATOGA SPRINGS CO., LTD.          TRUST DATED 10/12/82 FOR THE
                                    BENEFIT OF WILLIAM
                                    BEINECKE'S GRANDCHILDREN


By:_____________________            By:______________________

Name:___________________            Name: ___________________

Title:__________________            Title: _________________


ANTAEUS ENTERPRISES, INC.

By:  ___________________

Name: __________________

Title: _________________



READ AND AGREED TO:

AILICEC INTERNATIONAL ENTERPRISES LIMITED

By:  ___________________

Name: __________________

Title: _________________

                              SECOND AMENDMENT TO
                            NOTE PURCHASE AGREEMENT

     THIS AMENDMENT is made as of January 4, 1995, by and among JetFax, Inc., a Delaware corporation (the "Company"), and each of the persons listed on Schedule
A attached to the Note Purchase Agreement (as hereinafter defined).   The
persons listed on such Schedule A are hereinafter referred to collectively as the "Investors" and individually as an "Investor".

     WHEREAS, the Company and the Investors are parties to a Note Purchase Agreement dated as of August 3, 1994, as amended by the First Amendment to Note Purchase Agreement dated as of December 7, 1994 (the "Note Purchase Agreement"); and

     WHEREAS, the Company and the Investors desire to amend the Note Purchase Agreement and the Warrants (as defined in the Note Purchase Agreement) as set forth below pursuant to the provisions of Section 12.5 of the Note Purchase Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and each Investor hereby agree as follows:

     1. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Note Purchase Agreement.

     2. Section 4.9 of the Note Purchase Agreement is hereby amended by replacing the term "December 31, 1994" in clauses (a) and (b) thereof in both instances where it appears with the term "January 20, 1995".

     3. The third and fourth sentences of Section 19 of Exhibit E to the Note Purchase Agreement are hereby amended by deleting the text thereof and substituting the following:

     "For purposes of this Section 19, "Additional Shares" shall mean shares of Common Stock, or equity securities of the Corporation convertible into shares of Common Stock, issued by the Corporation from time to time after the date hereof to one or more investors. Notwithstanding the foregoing, Additional Shares shall not include the first 100,000 shares in the aggregate

     (calculated without including any of the securities described in Clauses (a), (b), (c) or (d) hereof) of Common Stock, or equity securities of the Corporation convertible into shares of Common Stock, issued by the Corporation after the date hereof and prior to January 1, 1996, and Additional Shares shall not include any securities issued or issuable (a) to Ailicec in connection with the Purchase and Debt Restructuring Agreement dated as of August 3, 1994 between the Corporation and Ailicec International Enterprises Limited, (b) to officers, directors, employees or consultants of the Corporation or issued or issuable pursuant to any employee stock purchase or employee stock option plan of the Corporation approved by the Corporation's Board of Directors, (c) pursuant to the Note Purchase Agreement or (d) upon conversion of any Preferred Stock of the Corporation."

     4. All Warrants outstanding as of the date hereof are hereby amended to be identical in form and substance with the terms set forth in this Amendment. All such outstanding Warrants shall be deemed so amended, notwithstanding the failure of any Investor to deliver any Warrant for exchange as provided herein. Upon execution of this Amendment by the Company and a Majority of the Investors, all Investors shall deliver to the Company all Warrants issued to them in exchange for replacement Warrants of like tenor with text consistent to the terms set forth in this Amendment.

     5. The term "Agreement" as used in the Note Purchase Agreement, the other Related Documents and all other instruments and agreements executed thereunder shall for all purposes refer to the Note Purchase Agreement as amended by this Amendment.

     6. Except to the extent expressly amended by the terms of this Amendment, all the terms and conditions of the Note Purchase Agreement, the Warrants, the other Related Documents and all other instruments and agreements executed thereunder remain in full force and effect.

     7. This Amendment may be executed in any number of duplicate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have duly signed this

Amendment as of the day and year first written above.


JETFAX, INC.                        JOHN P. ROSENTHAL


By:  ___________________           _________________________
     Rudy Prince
     President


IRWIN W. SILVERBERG                 DOREE GORMAN

________________________            ________________________


NEWMAN FAMILY 1990 REVOCABLE        JOHN D. & PATRICIA G.COOK TRUST

By:  ___________________            ________________________

Name:___________________            ________________________

Title: _________________



COOK INVESTORS LIMITED              THOMAS & KAREN AKIN
PARTNERSHIP


By:  ___________________            _________________________

Name:  _________________            _________________________

Title: _________________


JEFFREY S. GILMORE                  KATHERINE PENNELL


________________________            ________________________

ABDULWAHAB AL-QATAMI                TIMOTHY DRAPER


________________________            ________________________


POLLY DRAPER                        DRAPER ASSOCIATES


________________________            By:______________________

                                    Name:____________________

                                    Title:___________________


REBECCA DRAPER                      EVELYN MORROW


_________________________           _______________________


KENNETH ALPART                      SHARTSIS, FRIESE &
                                    GINSBURG


_________________________           Name: ___________________

                                    Title:___________________


PAUL LEGO                           ROSE AND HAAR


________________________            By:______________________

                                    Name:___________________

                                    Title: __________________

SARATOGA SPRINGS CO., LTD.          TRUST DATED 10/12/82 FOR THE
                                    BENEFIT OF WILLIAM
                                    BEINECKE'S GRANDCHILDREN


By:_____________________            By:______________________

Name:___________________            Name: ___________________

Title:__________________            Title: _________________


ANTAEUS ENTERPRISES, INC.           FRED AND NANCY LOVELL


By:  _______________________        _________________________

Name: ______________________        _________________________

Title: _____________________


JANET ORTTUNG-MORROW FAMILY
TRUST


By:  ______________________

Name: ______________________

Title: _____________________

                               THIRD AMENDMENT TO
                            NOTE PURCHASE AGREEMENT

     THIS AMENDMENT is made as of January 13, 1995, by and among JetFax, Inc., a Delaware corporation (the "Company"), and each of the persons listed on Schedule
A attached to the Note Purchase Agreement (as hereinafter defined).   The
persons listed on such Schedule A are hereinafter referred to collectively as the "Investors" and individually as an "Investor".

     WHEREAS, the Company and the Investors are parties to a Note Purchase Agreement dated as of August 3, 1994, as amended by the First Amendment to Note Purchase Agreement dated as of December 7, 1994 and the Second Amendment to Note Purchase Agreement dated as of January 4, 1995 (the "Note Purchase Agreement"); and

     WHEREAS, the Company and the Investors desire to amend the Note Purchase Agreement as set forth below pursuant to the provisions of Section 12.5 of the Note Purchase Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and each Investor hereby agree as follows:

     1. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Note Purchase Agreement.

     2. Section 4.9 of the Note Purchase Agreement is hereby amended by adding the following text at the end of clause (b) of such Section 4.9:

     "; provided, however, that notwithstanding anything to the contrary contained herein, if any Person purchasing Notes hereunder at a Closing occurring on or before January 20, 1995 executes this Agreement and pays the purchase price for at least 50% of the Notes such Person is agreeing to purchase (as indicated on Schedule A hereto) on or before such Closing and
                               ----------
     pays the balance for such Notes on or before February 2, 1995, then the Company shall issue and deliver to such Person, upon the payment of such balance, Warrants for an amount of shares of Common Stock of the Company equal to 60% of the principal amount of all of the

     Notes purchased by such Person divided by $2.15."

     3. The term "Agreement" as used in the Note Purchase Agreement, the other Related Documents and all other instruments and agreements executed thereunder shall for all purposes refer to the Note Purchase Agreement as amended by this Amendment.

     4. Except to the extent expressly amended by the terms of this Amendment, all the terms and conditions of the Note Purchase Agreement, the Warrants, the other Related Documents and all other instruments and agreements executed thereunder remain in full force and effect.

     5. This Amendment may be executed in any number of duplicate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have duly signed this Amendment as of the day and year first written above.


JETFAX, INC.                            JOHN P. ROSENTHAL


By:  /s/ Rudy Prince                    /s/ John P. Rosenthal
     --------------------               -----------------------
     Rudy Prince
     President


IRWIN W. SILVERBERG                     DOREE GORMAN


/s/ Irwin W. Silverberg                 /s/ Doree Gorman
------------------------                ----------------


NEWMAN FAMILY 1990 REVOCABLE            JOHN D. & PATRICIA G.COOK
TRUST


By:  /s/Jan Harleen Newman
     ----------------------

By:  /s/Rober L. Newman                 /s/John D. Cook
     ----------------------             -------------------------

Name: Newman Family 1990 Revocable      /s/Patricia G. Cook
      ----------------------------      -------------------------
      Trust
      -----

Title: Trustees
       --------


COOK INVESTORS LIMITED                  THOMAS & KAREN AKIN
PARTNERSHIP


By:  ___________________                _________________________

Name:  _________________                _________________________

Title: _________________

JEFFREY S. GILMORE                  KATHERINE PENNELL


________________________            ________________________



ABDULWAHAB AL-QATAMI                TIMOTHY DRAPER


________________________            ________________________


POLLY DRAPER                        DRAPER ASSOCIATES

________________________            By:______________________

                                    Name:____________________

                                    Title:___________________


REBECCA DRAPER                      EVELYN MORROW


_________________________           _______________________


KENNETH ALPART                      SHARTSIS, FRIESE & GINSBURG


_________________________           Name: ___________________

                                    Title:___________________


PAUL LEGO                           ROSE AND HAAR


________________________            By:______________________

                                    Name:___________________

                                    Title: __________________

SARATOGA SPRINGS CO., LTD.          TRUST DATED 10/12/82 FOR THE
                                    BENEFIT OF WILLIAM
                                    BEINECKE'S GRANDCHILDREN


By:_____________________            By:______________________

Name:___________________            Name: ___________________

Title:__________________            Title: _________________


ANTAEUS ENTERPRISES, INC.           FRED AND NANCY LOVELL


By:  _______________________        _________________________

Name: ______________________        _________________________

Title: _____________________


JANET ORTTUNG-MORROW FAMILY
TRUST



By:  ______________________

Name: ______________________

Title: _____________________